   As filed with the U.S. Securities and Exchange Commission on August 3, 2000.
                                               Securities Act File No. 333-37028

                                       Investment Company Act File No. 811-09943
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|
               Pre-Effective Amendment No.  3                                |X|
               Post-Effective Amendment No. __                               |_|

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                             |X|

               Amendment No. 3                                               |X|
                        (Check appropriate box or boxes)

                              --------------------

                                 PITCAIRN FUNDS
                (Exact Name of Registrant as Specified in Charter)

                         One Pitcairn Place, Suite 3000
                             165 Township Line Road
                            Jenkintown, PA 19046-3593
                    (Address of Principal Executive Offices)

     Registrant's Telephone Number, including Area Code:  (215) 881-6116

                              --------------------

                                Alvin A. Clay III
                             Pitcairn Trust Company
                         One Pitcairn Place, Suite 3000
                             165 Township Line Road
                            Jenkintown, PA 19046-3593

                (Name and Address of Agent of Service of Process)

                              --------------------

                          Copies of Communications to:
                              Ruth S. Epstein, Esq.
                                     Dechert
                              1775 Eye Street, N.W.
                             Washington, D.C. 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                                 PITCAIRN FUNDS


                                   PROSPECTUS

                                 August 4, 2000

                             Diversified Value Fund
                            Diversified Growth Fund
                               Select Value Fund
                               Select Growth Fund
                              Small Cap Value Fund
                             Small Cap Growth Fund
                   Family Heritage-Registered Trademark- Fund
                           International Equity Fund
                         Government/Corporate Bond Fund
                              Tax-Exempt Bond Fund


                               INVESTMENT ADVISER
                         Pitcairn Investment Management
                      a division of Pitcairn Trust Company


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE SECURITIES BEING OFFERED BY THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE AND COMPLETE. IT IS UNLAWFUL FOR ANYONE TO MAKE ANY REPRESENTATION TO THE CONTRARY.

HOW TO READ THIS PROSPECTUS
------------------------------------------------------------

PITCAIRN FUNDS (THE "TRUST") IS A TRUST THAT OFFERS TEN SEPARATE MUTUAL FUNDS (EACH A "FUND," COLLECTIVELY, "FUNDS") TO INSTITUTIONAL INVESTORS. OF THESE, EIGHT - THE EQUITY FUNDS - INVEST PRIMARILY IN EQUITY SECURITIES. THE REMAINING TWO FUNDS - THE FIXED INCOME FUNDS - INVEST PRIMARILY IN FIXED INCOME SECURITIES. THE FUNDS HAVE INDIVIDUAL INVESTMENT GOALS AND STRATEGIES. THIS PROSPECTUS GIVES YOU IMPORTANT INFORMATION ABOUT EACH OF THE FUNDS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                    PAGE
Introduction - Information Common To All Funds....    2
The Equity Funds
    Diversified Value Fund........................    3
    Diversified Growth Fund.......................    6
    Select Value Fund.............................    9
    Select Growth Fund............................   11
    Small Cap Value Fund..........................   13
    Small Cap Growth Fund.........................   16
    Family Heritage-Registered Trademark- Fund....   19
    International Equity Fund.....................   22
The Fixed Income Funds
    Government/Corporate Bond Fund................   25
    Tax-Exempt Bond Fund..........................   28
More Information About Risk.......................   31
Other Information.................................   34
    Investment Adviser............................   34
    Sub-Advisers - Managers.......................   36
Shareholder Services Plan.........................   41
Purchasing, Selling And Exchanging Fund Shares....   43
Dividends, Distributions And Taxes................   44
Additional Information............................   46

INTRODUCTION
------------------------------------------------------------
Information Common To All Funds

Each Fund operates as a separate mutual fund. A mutual fund pools shareholders' money and, using professional investment managers (each a "Manager," collectively, "Managers"), invests that money in securities. Each Fund has its own investment goal and strategies for reaching that goal. The Manager invests the assets of each Fund in a way that it believes will help the Fund achieve its goal.


Investing in a Fund involves risks, as there is no guarantee that a Fund will achieve its goal. A Manager's judgments about the markets, the economy, or companies may not correctly anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. IN FACT, NO MATTER HOW GOOD A JOB A MANAGER DOES, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND, JUST AS YOU COULD WITH OTHER INVESTMENTS. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The value of your investment in a Fund is based on the market value of the securities the Fund holds. These prices can change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on the magnitude of the change and how widely the Fund diversifies its holdings. Refer to page 31 for "More Information about Risks."


Each Fund selects one or more broad-based securities market indexes for comparison purposes in reporting performance (sometimes referred to as the Fund's benchmark). However, the Funds are not sponsored, endorsed, sold or promoted by the sponsor of any index, and no such sponsor makes any representations regarding the advisability of investing in any of the Funds.

DIVERSIFIED VALUE FUND
------------------------------------------------------------
Fund Summary

INVESTMENT GOAL
Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY
Investing primarily in a diversified portfolio of equity securities of large and mid-capitalization companies designed to provide exposure to the value portion of the U.S. stock market. The Manager selects specific stocks it believes are undervalued, in companies with a range of risk, capitalization and industry sector characteristics similar to those included in the broad-based securities index selected as the Fund's benchmark, with the goal of outperforming the benchmark.

INVESTMENT STRATEGY
The Diversified Value Fund invests primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities. The Manager seeks stocks with attractive valuations within their industries and market sectors. The prices of value stocks are typically below their true worth, in the Manager's judgment, compared to other stocks as measured by such traditional fundamental investment criteria as earnings, book value and dividend paying ability. Dividend income, if any, is a consideration incidental to the Fund's goal.


The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have market capitalization in excess of $1.5 billion. Up to 10% of the Fund's total assets may be invested in other income-producing securities such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" - options or futures contracts and similar instruments - in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market or industry exposure pending direct investments in equity securities. An exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.


The Manager adheres to an investment philosophy that focuses on specific security selection within a disciplined risk managed portfolio structure. The Manager conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies.


The Fund currently intends to use the Russell 1000-Registered Trademark-Value Index as the broad-based securities market index for comparison purposes in reporting performance (also referred to as its benchmark). The Russell 1000-Registered Trademark- Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000-Registered Trademark- Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in the Index.


TAX MANAGEMENT STRATEGY

Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which the Manager may seek to achieve the Fund's goal. The Manager and the Fund may use one or more of the following tax management strategies, among others (to the extent consistent with the Fund's investment goal):


  - When a portfolio security is sold, selecting the highest cost tax lots to reduce the amount of

DIVERSIFIED VALUE FUND
------------------------------------------------------------
(continued)

    the capital gain or to increase the amount of the capital loss realized;
  - Selecting from among portfolio securities that are candidates for sale those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains;
  - Selling securities to realize capital losses that can be offset against realized capital gains; and
  - Favoring lower dividend stocks.

PRINCIPAL RISKS OF INVESTING

The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses. The Fund is subject to the risk that its market segment, mid and large cap equity securities, may underperform other market segments or the equity markets as a whole. The Fund may invest in foreign instruments which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.



A principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


PERFORMANCE INFORMATION
THE FUND DOES NOT HAVE PERFORMANCE HISTORY BECAUSE IT DID NOT COMMENCE OPERATIONS UNTIL AUGUST 4, 2000.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*

    Management Fees...................................  0.70%
    Shareholder Service Fees..........................  0.25%
    Other Expenses....................................  0.17%
    Total Annual Fund Operating Expenses..............  1.12%
      Fee Waiver and/or Expense Reimbursement.........  0.12%
      Net Expenses....................................  1.00%


*SINCE THE FUND COMMENCED OPERATIONS AUGUST 4, 2000, THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS ESTIMATED FOR THE CURRENT FISCAL YEAR. PITCAIRN TRUST COMPANY ("PTC") HAS ENTERED INTO A CONTRACTUAL AGREEMENT WITH THE PITCAIRN FUNDS, ON BEHALF OF THE FUND, UNDER WHICH PTC HAS AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITS THE TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 1.00% OF THE AVERAGE DAILY NET ASSETS OF THE FUND THROUGH THE FISCAL YEAR ENDING OCTOBER 31, 2003 (SUBJECT TO POSSIBLE REIMBURSEMENT TO PTC WITHIN TWO YEARS). SEE "ADVISORY FEES AND EXPENSE LIMITATION AGREEMENT" FOR MORE DETAILED INFORMATION.

DIVERSIFIED VALUE FUND
------------------------------------------------------------
(continued)

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR  3 YEARS
 $102    $318

DIVERSIFIED GROWTH FUND
------------------------------------------------------------
Fund Summary

INVESTMENT GOAL
Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY
Investing primarily in a diversified portfolio of equity securities of large and mid-capitalization companies designed to provide exposure to the growth portion of the U.S. stock market. The Manager selects specific stocks it believes have above-average potential for growth in revenues and earnings, in companies with a range of risk, capitalization and industry sector characteristics similar to those included in the broad-based securities index selected as the Fund's benchmark, with the goal of outperforming the benchmark.

INVESTMENT STRATEGY
The Diversified Growth Fund invests primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities. The Manager generally seeks stocks with above average potential for growth in revenue and earnings, and with capital appreciation potential. Dividend income, if any, is a consideration incidental to the Fund's investment goal.


The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have market capitalization in excess of $1.5 billion. Up to 10% of the Fund's total assets may be invested in other income-producing securities such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" - options or futures contracts and similar instruments - in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market or industry exposure pending direct investments in equity securities. An exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.


The Manager adheres to an investment philosophy that focuses on specific security selection within a disciplined risk managed portfolio structure. The Manager conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies.

The Fund currently intends to use the Russell 1000-Registered Trademark-Growth Index as the broad-based securities market index for comparison purposes in reporting performance (also referred to as its benchmark). The Russell 1000-Registered Trademark- Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in the Index.

TAX MANAGEMENT STRATEGY

Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which the Manager may seek to achieve the Fund's goal. The Manager and the Fund may use one or more of the following tax management strategies, among others (to the extent consistent with the Fund's investment goal):


  - When a portfolio security is sold, selecting the highest cost tax lots to reduce the amount of the capital gain or to increase the amount of the capital loss realized;
  - Selecting from among portfolio securities that are candidates for sale those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains;

DIVERSIFIED GROWTH FUND
------------------------------------------------------------
(continued)

  - Selling securities to realize capital losses that can be offset against realized capital gains; and
  - Favoring lower dividend stocks.

PRINCIPAL RISKS OF INVESTING

The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. In addition, a growth-oriented portfolio is generally more volatile than the overall equity market. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices, and the Fund may experience losses. The Fund is subject to the risk that its market segment, mid and large cap equity securities, may underperform other market segments or the equity markets as a whole. The Fund may invest in foreign instruments which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.



A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


PERFORMANCE INFORMATION
THE FUND DOES NOT HAVE PERFORMANCE HISTORY BECAUSE IT DID NOT COMMENCE OPERATIONS UNTIL AUGUST 4, 2000.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*

    Management Fees...................................  0.70%
    Shareholder Service Fees..........................  0.25%
    Other Expenses....................................  0.17%
    Total Annual Fund Operating Expenses..............  1.12%
      Fee Waiver and/or Expense Reimbursement.........  0.12%
      Net Expenses....................................  1.00%


*SINCE THE FUND COMMENCED OPERATIONS AUGUST 4, 2000, THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS ESTIMATED FOR THE CURRENT FISCAL YEAR. PITCAIRN TRUST COMPANY ("PTC") HAS ENTERED INTO A CONTRACTUAL AGREEMENT WITH THE PITCAIRN FUNDS, ON BEHALF OF THE FUND, UNDER WHICH PTC HAS AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITS THE TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 1.00% OF THE AVERAGE DAILY NET ASSETS OF THE FUND THROUGH THE FISCAL YEAR ENDING OCTOBER 31, 2003 (SUBJECT TO POSSIBLE REIMBURSEMENT TO PTC WITHIN TWO YEARS). SEE "ADVISORY FEES AND EXPENSE LIMITATION AGREEMENT" FOR MORE DETAILED INFORMATION.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example

DIVERSIFIED GROWTH FUND
------------------------------------------------------------
(continued)

assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR  3 YEARS
 $102    $318

SELECT VALUE FUND
------------------------------------------------------------
Fund Summary

INVESTMENT GOAL
Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY
Investing primarily in a portfolio of U.S. equity securities that the Manager believes are priced below their true worth. The Fund will be non-diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). It will tend to be focused in a smaller number of securities than may be the case for a typical diversified value fund.

INVESTMENT STRATEGY
The Select Value Fund invests primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities. The Manager generally seeks stocks believed to be priced by the market below their true worth.


The Fund emphasizes investments in companies that have market capitalization of at least $1.5 billion. Up to 10% of the Fund's total assets may be invested in other income-producing securities, such as preferred stocks or bonds, that are convertible into common stock. Up to 10% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" - options or futures contracts and similar instruments - in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market or industry exposure pending direct investments in equity securities. An exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.


The Fund currently intends to use the Russell 1000-Registered Trademark- Value Index as the broad-based securities market index for comparison purposes in reporting performance (also referred to as its benchmark). The Russell 1000-Registered Trademark- Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price to-book ratios and lower forecasted growth values. The Russell 1000-Registered Trademark- Index is an unmanaged index that measures the performance of the 1000 largest companies in the Russell 3000-Registered Trademark- Index, which in turn is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in the Index.

PRINCIPAL RISKS OF INVESTING

The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses. The Fund is subject to the risk that its market segment, mid and large cap equity securities, may underperform other market segments or the equity markets as a whole. The Fund may invest in foreign instruments which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities

SELECT VALUE FUND
------------------------------------------------------------

(continued)

markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.



A principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


The Fund is a non-diversified fund, which means it may invest a greater percentage of its assets than other funds in the securities of a limited number of issuers. However, the Fund will be subject to certain diversification requirements imposed by the Internal Revenue Code. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.

PERFORMANCE INFORMATION

THE FUND DOES NOT HAVE PERFORMANCE HISTORY BECAUSE IT COMMENCES OPERATIONS AUGUST 11, 2000.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*

    Management Fees...................................  0.70%
    Shareholder Service Fees..........................  0.25%
    Other Expenses....................................  0.22%
    Total Annual Fund Operating Expenses..............  1.17%
      Fee Waiver and/or Expense Reimbursement.........  0.17%
      Net Expenses....................................  1.00%


*SINCE THE FUND COMMENCES OPERATIONS AUGUST 11, 2000, THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS ESTIMATED FOR THE CURRENT FISCAL YEAR. PITCAIRN TRUST COMPANY ("PTC") HAS ENTERED INTO A CONTRACTUAL AGREEMENT WITH THE PITCAIRN FUNDS, ON BEHALF OF THE FUND, UNDER WHICH PTC HAS AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITS THE TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 1.00% OF THE AVERAGE DAILY NET ASSETS OF THE FUND THROUGH THE FISCAL YEAR ENDING OCTOBER 31, 2003 (SUBJECT TO POSSIBLE REIMBURSEMENT TO PTC WITHIN TWO YEARS). SEE "ADVISORY FEES AND EXPENSE LIMITATION AGREEMENT" FOR MORE DETAILED INFORMATION.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR  3 YEARS
 $102    $318

SELECT GROWTH FUND
------------------------------------------------------------
Fund Summary

INVESTMENT GOAL
Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY
Investing primarily in a portfolio of U.S. equity securities that the Manager believes have above-average potential for growth in revenues and earnings, and with capital appreciation potential. The Fund will be non-diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). It will tend to invest in a smaller number of securities than may be the case for a typical diversified growth fund.

INVESTMENT STRATEGY
The Select Growth Fund invests primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities. The Manager generally seeks stocks with above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, the Manager looks for companies that have a leadership position or proprietary niche that appears to be sustainable, that demonstrate a clear mission in an understandable business, that exhibit financial strength and that are valued reasonably in relation to comparable companies in the market.


The Fund emphasizes investments in companies that have market capitalization of at least $5 billion. Up to 20% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" - options or futures contracts and similar instruments - in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market or industry exposure pending direct investments in equity securities. An exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.


The Fund currently intends to use the Russell 1000-Registered Trademark- Growth Index as the broad-based securities market index for comparison purposes in reporting performance (also referred to as its benchmark). The Russell 1000-Registered Trademark- Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in the Index.

PRINCIPAL RISKS OF INVESTING

The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses. The Fund is subject to the risk that its market segment, mid and large cap equity securities, may underperform other market segments or the equity markets as a whole. The Fund may invest in foreign instruments which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or

SELECT GROWTH FUND
------------------------------------------------------------

(continued)

securities depositories than those in the United States, and foreign controls on investment.



A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


The Fund is a non-diversified fund, which means it may invest a greater percentage of its assets than other funds in the securities of a limited number of issuers. However, the Fund will be subject to certain diversification requirements imposed by the Internal Revenue Code. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.

PERFORMANCE INFORMATION

THE FUND DOES NOT HAVE PERFORMANCE HISTORY BECAUSE IT COMMENCES OPERATIONS AUGUST 11, 2000.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*

    Management Fees...................................  0.85%
    Shareholder Service Fees..........................  0.25%
    Other Expenses....................................  0.24%
    Total Annual Fund Operating Expenses..............  1.34%
      Fee Waiver and/or Expense Reimbursement.........  0.19%
      Net Expenses....................................  1.15%


*SINCE THE FUND COMMENCES OPERATIONS AUGUST 11, 2000, THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS ESTIMATED FOR THE CURRENT FISCAL YEAR. PITCAIRN TRUST COMPANY ("PTC") HAS ENTERED INTO A CONTRACTUAL AGREEMENT WITH THE PITCAIRN FUNDS, ON BEHALF OF THE FUND, UNDER WHICH PTC HAS AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITS THE TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 1.15% OF THE AVERAGE DAILY NET ASSETS OF THE FUND THROUGH THE FISCAL YEAR ENDING OCTOBER 31, 2003 (SUBJECT TO POSSIBLE REIMBURSEMENT TO PTC WITHIN TWO YEARS). SEE "ADVISORY FEES AND EXPENSE LIMITATION AGREEMENT" FOR MORE DETAILED INFORMATION.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR  3 YEARS
 $118    $365

SMALL CAP VALUE FUND
------------------------------------------------------------
Fund Summary

INVESTMENT GOAL
Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY
Investing primarily in a diversified portfolio of equity securities of small capitalization companies (with market capitalizations between $200 million and $1.5 billion) designed to provide exposure to the value portion of the U.S. stock market. The Manager selects specific stocks it believes are undervalued, in companies with a range of risk, capitalization and industry sector characteristics similar to those included in the broad-based securities index selected as the Fund's benchmark, with the goal of outperforming the benchmark.

INVESTMENT STRATEGY
The Small Cap Value Fund invests primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities. The Manager seeks stocks with attractive valuations within their industries and market sectors. The prices of value stocks are typically below their true worth in the Manager's judgment compared to other stocks as measured by such traditional fundamental investment criteria as earnings, book value and dividend paying ability. Dividend income, if any, is a consideration incidental to the Fund's goal.


The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have market capitalization between $200 million and $1.5 billion. Up to 10% of the Fund's total assets may be invested in other income-producing securities, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" - options or futures contracts and similar instruments - in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market or industry exposure pending direct investments in equity securities. An exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.


The Manager adheres to an investment philosophy which focuses on specific security selection within a disciplined risk managed portfolio structure. The Manager conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies within those characteristics.

The Fund currently intends to use the Russell 2000-Registered Trademark- Value Index as the broad-based securities market index for comparison purposes in reporting performance (also referred to as its benchmark). The Russell 2000-Registered Trademark- Value Index measures the performance of those Russell 2,000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in the Index.

TAX MANAGEMENT STRATEGY

Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which the Manager may seek to achieve the Fund's goal. The Manager and the Fund may use one or more of the following tax management strategies, among others (to the extent consistent with the Fund's investment goal):


  - When a portfolio security is sold, selecting the highest cost tax lots to reduce the amount of the capital gain or to increase the amount of the capital loss realized;
  - Selecting from among portfolio securities that are candidates for sale those tax lots that have been held for the amount of time necessary to

SMALL CAP VALUE FUND
------------------------------------------------------------
(continued)

    generate long-term capital gains rather than short-term capital gains;
  - Selling securities to realize capital losses that can be offset against realized capital gains; and
  - Favoring lower dividend stocks.

PRINCIPAL RISKS OF INVESTING

The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. In addition, there is a higher risk that the Fund will lose money because it invests primarily in small capitalization stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small capitalization stocks tend to be more volatile than those of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications. Negative market sentiment towards, or events affecting issuers in, these sectors may adversely affect the Fund's performance due to its emphasis on these sectors. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses. The Fund is subject to the risk that its market segment, small capitalization equity securities, may underperform other market segments or the equity markets as a whole. The Fund may invest in foreign instruments which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.



A principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


PERFORMANCE INFORMATION

THE FUND DOES NOT HAVE PERFORMANCE HISTORY BECAUSE IT COMMENCES OPERATIONS AUGUST 11, 2000.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*

    Management Fees...................................  0.70%
    Shareholder Service Fees..........................  0.25%
    Other Expenses....................................  0.14%
    Total Annual Fund Operating Expenses..............  1.09%
      Fee Waiver and/or Expense Reimbursement.........  0.09%
      Net Expenses....................................  1.00%


*SINCE THE FUND COMMENCES OPERATIONS AUGUST 11, 2000, THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS ESTIMATED FOR THE CURRENT FISCAL YEAR. PITCAIRN

SMALL CAP VALUE FUND
------------------------------------------------------------

(continued)

TRUST COMPANY ("PTC") HAS ENTERED INTO A CONTRACTUAL AGREEMENT WITH THE PITCAIRN FUNDS, ON BEHALF OF THE FUND, UNDER WHICH PTC HAS AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITS THE TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 1.00% OF THE AVERAGE DAILY NET ASSETS OF THE FUND THROUGH THE FISCAL YEAR ENDING OCTOBER 31, 2003 (SUBJECT TO POSSIBLE REIMBURSEMENT TO PTC WITHIN TWO YEARS). SEE "ADVISORY FEES AND EXPENSE LIMITATION AGREEMENT" FOR MORE DETAILED INFORMATION.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR  3 YEARS
 $102    $318

SMALL CAP GROWTH FUND
------------------------------------------------------------
Fund Summary

INVESTMENT GOAL
Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Investing primarily in a diversified portfolio of small U.S. companies with total market capitalizations no greater than 75% of the maximum capitalization of the companies included in the broad-based securities index selected as the Fund's benchmark, with the goal of outperforming the benchmark. This would correspond to companies with total market capitalizations of less than $2.9 billion as of June 30, 2000. The Manager seeks to identify those small cap companies which are experiencing or will experience rapid earnings growth.


INVESTMENT STRATEGY
The Small Cap Growth Fund invests primarily in common stocks and other equity securities of small U.S. companies. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities. The Manager seeks stocks with above average potential for growth in revenue and earnings. Dividend income, if any, is a consideration incidental to the Fund's investment goal.

The Fund is diversified as to issuers and industries. Up to 10% of the Fund's total assets may be invested in other income-producing securities, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" - options or futures contracts and similar instruments - in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market or industry exposure pending direct investments in equity securities.

The Manager focuses on high quality companies, especially those with products or services that are leaders in their market niches. The Manager selects stocks for the Fund's portfolio by:

  - Using fundamental research to identify and follow companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustained growth.
  - Investing in a company when the Manager's research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings.

The Fund currently intends to use the Russell 2000-Registered Trademark- Growth Index as the broad-based securities market index for comparison purposes in reporting performance (also referred to as its benchmark). The Russell 2000-Registered Trademark- Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in the Index.

TAX MANAGEMENT STRATEGY
Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which the Manager may seek to achieve the Fund's goal. The Manager and the Fund may use one or more of the following tax management strategies (to the extent consistent with the Fund's investment goal):

  - Minimizing sales of portfolio securities that result in capital gains;
  - When a portfolio security is sold, selecting the highest cost tax lots to reduce the amount of

SMALL CAP GROWTH FUND
------------------------------------------------------------
(continued)

    the capital gain or to increase the amount of the capital loss realized;
  - Selecting from among portfolio securities that are candidates for sale those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains;
  - Selling securities to realize capital losses that can be offset against realized capital gains; and
  - Favoring lower dividend stocks and limiting income-producing investments.

PRINCIPAL RISKS OF INVESTING

The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. In addition, there is a higher risk that the Fund will lose money because it invests primarily in small capitalization stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses than larger capitalization companies. The prices of small capitalization stocks, in particular aggressive growth stocks, tend to be more volatile than those of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications. Negative market sentiment towards, or events affecting issuers in, these sectors may disproportionately hurt the Fund's performance. The prices of securities issued by such companies may suffer a decline in value in response which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices, and the Fund may experience losses. The Fund is subject to the risk that its market segment, small capitalization growth stocks, may underperform other market segments or the equity markets as a whole.



A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


PREDECESSOR FUND PERFORMANCE INFORMATION

THE FUND DOES NOT HAVE PERFORMANCE HISTORY BECAUSE IT COMMENCES OPERATIONS AUGUST 11, 2000.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*

    Management Fees...................................  0.95%
    Shareholder Service Fees..........................  0.25%
    Other Expenses....................................  0.16%
    Total Annual Fund Operating Expenses..............  1.36%
      Fee Waiver and/or Expense Reimbursement.........  0.11%
      Net Expenses....................................  1.25%


*SINCE THE FUND COMMENCES OPERATIONS AUGUST 11, 2000, THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS ESTIMATED FOR THE CURRENT FISCAL YEAR. PITCAIRN TRUST COMPANY ("PTC") HAS ENTERED INTO A

SMALL CAP GROWTH FUND
------------------------------------------------------------

(continued)

CONTRACTUAL AGREEMENT WITH THE PITCAIRN FUNDS, ON BEHALF OF THE FUND, UNDER WHICH PTC HAS AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITS THE TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 1.25% OF THE AVERAGE DAILY NET ASSETS OF THE FUND THROUGH THE FISCAL YEAR ENDING OCTOBER 31, 2003 (SUBJECT TO POSSIBLE REIMBURSEMENT TO PTC WITHIN TWO YEARS). SEE "ADVISORY FEES AND EXPENSE LIMITATION AGREEMENT" FOR MORE DETAILED INFORMATION.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR  3 YEARS
 $127    $397

FAMILY HERITAGE-REGISTERED TRADEMARK- FUND
------------------------------------------------------------
Fund Summary

INVESTMENT GOAL
Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY
Investing primarily in a portfolio of equity securities of companies designed to provide exposure to the overall U.S. equity market. The Manager selects specific stocks which have significant family ownership and which it believes will appreciate in value, from among companies with a range of risk and capitalization characteristics similar to those included in the broad-based securities index selected as the Fund's benchmark, with the goal of outperforming the benchmark. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended, and it may hold larger positions in a smaller number of securities than a diversified fund.

INVESTMENT STRATEGY
The Family Heritage-Registered Trademark- Fund invests primarily in equity securities of U.S. companies with significant ownership, at least 10% of the outstanding shares, by the founding family or a related foundation. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities. The Manager believes that family-controlled companies tend to seek high after-tax returns on investment and manage their businesses with a view toward long-term planning. The Fund produces less current income than the U.S. market as a whole, in part because portfolio companies tend to reinvest earnings in the business. Up to 10% of the Fund's total assets may be invested in other income-producing securities, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" - options or futures contracts and similar instruments - in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market exposure pending direct investments in equity securities. An exchange-traded fund is a pooled investment vehicle, like other mutual funds, that invests in the securities of other issuers.

The Manager adheres to an investment philosophy which focuses on specific security selection within a disciplined risk managed portfolio structure. The Manager conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies.

TAX MANAGEMENT STRATEGY

Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which the Manager may seek to achieve the Fund's goal. The Manager and the Fund may use one or more of the following tax management strategies, among others (to the extent consistent with the Fund's investment goal):


  - When a portfolio security is sold, selecting the highest cost tax lots to reduce the amount of the capital gain or to increase the amount of the capital loss realized;
  - Selecting from among portfolio securities that are candidates for sale those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains;
  - Selling securities to realize capital losses that can be offset against realized capital gains; and
  - Favoring lower dividend stocks.

PRINCIPAL RISKS OF INVESTING
The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Since it purchases equity securities, the Fund is subject to

FAMILY HERITAGE-REGISTERED TRADEMARK- FUND
------------------------------------------------------------
(continued)

the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices, and the Fund may experience losses. The Fund is subject to the risk that family-controlled equity securities may underperform the equity markets as a whole.

The Fund is a non-diversified fund, which means it may invest a greater percentage of its assets than other funds in the securities of a limited number of issuers. However, the Fund will be subject to certain diversification requirements imposed by the Internal Revenue Code. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.

PREDECESSOR FUND PERFORMANCE INFORMATION

The performance information shown below reflects the performance of a common trust fund (the "Predecessor Fund" for the purposes of this section) that was previously managed with full investment authority by the Fund's Manager prior to August 4, 2000 (the effective date of the Trust's registration statement), restated to reflect the fees and expenses that are expected to be borne by the Fund (including the expense limitation set forth in the fee table below). The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Predecessor Fund's average annual total returns from year to year and by showing (on a calendar year basis) how the Predecessor Fund's average annual returns (with fee adjustments) for one, five and ten years compare to those of a broad-based securities market index. The Predecessor Fund's investment adviser effected material changes in the investment strategy in the Predecessor Fund in April, 1996. Since that time the Predecessor Fund has used the same investment strategy described in this Prospectus for the Family Heritage Fund. From inception in 1989 until 1994, the Predecessor Fund invested primarily in large capitalization stocks and from 1994 to April 1996 the Predecessor Fund invested primarily in mid-capitalization stocks and selected stocks with risk and capitalization characteristics similar to the Russell Midcap Index. The assets of the Predecessor Fund were converted into assets of the Fund upon the establishment of the Fund. Past performance is not necessarily an indication of how the Fund will perform in the future.

FAMILY HERITAGE-REGISTERED TRADEMARK- FUND
------------------------------------------------------------
(continued)

                                          HIGHEST AND LOWEST QUARTER RETURNS
                                          (for periods shown in the bar chart)

                                        Highest            (4th/Qtr. '99)           27.02%
                                        Lowest             (3rd/Qtr. '90)          -14.52%

                                          AVERAGE ANNUAL TOTAL RETURNS
                                          Period Ended December 31, 1999*

                                                                           PAST      PAST        PAST
                                                                          1 YEAR    5 YEARS    10 YEARS
                                        Predecessor Fund**                32.30%    25.52%      16.26%
                                        Wilshire 5000 Index***            23.57%    27.06%      17.59%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
CALENDAR YEAR RETURNS

1990   0.83%
1991  33.17%
1992   6.33%
1993   6.69%
1994  -4.92%
1995  15.00%
1996  19.84%
1997  38.17%
1998  23.67%
1999  32.30%


*THE PREDECESSOR FUND'S TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 2000 (AS RESTATED TO REFLECT THE FEES AND EXPENSES, INCLUDING EXPENSE LIMITATIONS, EXPECTED TO BE BORNE BY THE FUND) WAS -2.72%.


**THE FAMILY HERITAGE-REGISTERED TRADEMARK- FUND'S INVESTMENT GOAL AND POLICIES ARE THE SAME AS THOSE OF THE PREDECESSOR FUND AT THE TIME OF THE CONVERSION. THE PREDECESSOR FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS IMPOSED BY THE 1940 ACT. IF THE PREDECESSOR FUND HAD BEEN REGISTERED UNDER THE 1940 ACT, ITS PERFORMANCE MIGHT HAVE BEEN ADVERSELY AFFECTED.

***THE WILSHIRE 5000 INDEX IS A WIDELY-RECOGNIZED UNMANAGED INDEX OF LARGE, MID AND SMALL CAPITALIZATION STOCKS. THE FUND CURRENTLY USES THIS INDEX AS THE BROAD-BASED SECURITIES MARKET INDEX FOR COMPARISON PURPOSES IN REPORTING PERFORMANCE (ALSO REFERRED TO AS ITS BENCHMARK). YOU CANNOT INVEST DIRECTLY IN THE INDEX.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*

    Management Fees...................................  0.90%
    Shareholder Service Fees..........................  0.25%
    Other Expenses....................................  0.18%
    Total Annual Fund Operating Expenses..............  1.33%
      Fee Waiver and/or Expense Reimbursement.........  0.13%
      Net Expenses....................................  1.20%


*SINCE THE FUND COMMENCED OPERATIONS AUGUST 4, 2000, THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS ESTIMATED FOR THE CURRENT FISCAL YEAR. PITCAIRN TRUST COMPANY ("PTC") HAS ENTERED INTO A CONTRACTUAL AGREEMENT WITH THE PITCAIRN FUNDS, ON BEHALF OF THE FUND, UNDER WHICH PTC HAS AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITS THE TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 1.20% OF THE AVERAGE DAILY NET ASSETS OF THE FUND THROUGH THE FISCAL YEAR ENDING OCTOBER 31, 2003 (SUBJECT TO POSSIBLE REIMBURSEMENT TO PTC WITHIN TWO YEARS). SEE "ADVISORY FEES AND EXPENSE LIMITATION AGREEMENT" FOR MORE DETAILED INFORMATION.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR  3 YEARS
 $127    $396

INTERNATIONAL EQUITY FUND
------------------------------------------------------------
Fund Summary

INVESTMENT GOAL
Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing primarily in a diversified portfolio of equity securities of non-U.S. issuers.

INVESTMENT STRATEGY
The International Equity Fund invests primarily in equity securities of non-U.S. companies. Under normal market conditions, the Fund invests at least 65% of its assets in equity securities of non-U.S. companies. In selecting the investments for the Fund, the Manager diversifies the Fund's investments among at least three foreign countries. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Manager's approach to stock selection focuses on individual stocks and fundamental characteristics of companies. The Manager's goal is to find companies with top management, quality products and sound financial positions that are attractively priced. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such developments. These factors contribute to price volatility, which is a principal risk of investing in the Fund. The Fund is also subject to the risk that its market segment, foreign common stocks, may underperform other equity market segments or the equity markets as a whole.


Investing in foreign securities poses additional risks since political and economic events unique to a county or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

INTERNATIONAL EQUITY FUND
------------------------------------------------------------
(continued)

PREDECESSOR FUND PERFORMANCE INFORMATION

The performance information shown below reflects the performance of a common trust fund (the "Predecessor Fund" for the purposes of this section) that was previously managed with full investment authority by the Fund's investment adviser (which employed a sub-adviser) prior to August 4, 2000 (the effective date of the Trust's registration statement), restated to reflect the fees and expenses that are expected to be borne by the Fund (including the expense limitation set forth in the fee table below). The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Predecessor Fund's average annual total returns from year to year and by showing (on a calendar year basis) how the Predecessor Fund's average annual returns (with fee adjustments) for one year, five years and since inception compare to those of a broad-based securities market index. The Predecessor Fund's investment adviser effected material changes in the investment strategy in the Predecessor Funds in April, 1999 through the selection of a new sub-adviser. Prior to that time the Predecessor Fund's portfolio was not as heavily weighted in the technology sector as it is now and had more of a value orientation. The assets of the Predecessor Fund were converted into assets of the Fund upon the establishment of the Fund. Past performance is not necessarily an indication of how the Fund will perform in the future.


                                        HIGHEST AND LOWEST QUARTER RETURNS
                                        (for periods shown in the bar chart)

                                        Highest            (4th/Qtr. '99)           23.39%
                                        Lowest             (3rd/Qtr. '98)          -16.11%

                                        AVERAGE ANNUAL TOTAL RETURNS
                                        For period ended December 31, 1999*

                                                                           PAST      PAST         SINCE
                                                                          1 YEAR    5 YEARS    INCEPTION**
                                        Predecessor Fund**                38.16%    12.76%       12.71%
                                        MSCI All Country World Ex-US
                                          Index***                        31.79%    13.09%       11.95%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
CALENDAR YEAR RETURNS

1994   9.60%
1995   2.67%
1996   9.89%
1997  -3.80%
1998  12.71%
1999  38.16%


*THE PREDECESSOR FUND'S TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 2000 (AS RESTATED TO REFLECT THE FEES AND EXPENSES, INCLUDING EXPENSE LIMITATIONS, EXPECTED TO BE BORNE BY THE FUND) WAS -5.34%.


**THE INTERNATIONAL EQUITY FUND'S INVESTMENT GOAL AND POLICIES ARE THE SAME AS THOSE OF THE PREDECESSOR FUND AT THE TIME OF THE CONVERSION. THE PREDECESSOR FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS IMPOSED BY THE 1940 ACT. IF THE PREDECESSOR FUND HAD BEEN REGISTERED UNDER THE 1940 ACT, ITS PERFORMANCE MIGHT HAVE BEEN ADVERSELY AFFECTED.

** THE PREDECESSOR FUND, THE PITCAIRN INTERNATIONAL EQUITY COMMON TRUST FUND, COMMENCED OPERATIONS ON JULY 1, 1993.

***THE FUND'S INVESTMENT PERFORMANCE CURRENTLY IS MEASURED AGAINST THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD EX-U.S. INDEX WHICH IS A COMPOSITE OF BOTH DEVELOPED AND EMERGING MARKET COUNTRIES. THE FUND

INTERNATIONAL EQUITY FUND
------------------------------------------------------------
(continued)

CURRENTLY USES THIS INDEX AS THE BROAD-BASED SECURITIES MARKET INDEX FOR COMPARISON PURPOSES IN REPORTING PERFORMANCE (ALSO REFERRED TO AS ITS BENCHMARK). YOU CANNOT INVEST DIRECTLY IN THE INDEX.

INTERNATIONAL EQUITY FUND
------------------------------------------------------------
(continued)

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*

    Management Fees...................................  0.95%
    Shareholder Service Fees..........................  0.25%
    Other Expenses....................................  0.16%
    Total Annual Fund Operating Expenses..............  1.36%
      Fee Waiver and/or Expense Reimbursement.........  0.11%
      Net Expenses....................................  1.25%


*SINCE THE FUND COMMENCED OPERATIONS AUGUST 4, 2000, THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS ESTIMATED FOR THE CURRENT FISCAL YEAR. PITCAIRN TRUST COMPANY ("PTC") HAS ENTERED INTO A CONTRACTUAL AGREEMENT WITH THE PITCAIRN FUNDS, ON BEHALF OF THE FUND, UNDER WHICH PTC HAS AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITS THE TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 1.25% OF THE AVERAGE DAILY NET ASSETS OF THE FUND THROUGH THE FISCAL YEAR ENDING OCTOBER 31, 2003 (SUBJECT TO POSSIBLE REIMBURSEMENT TO PTC WITHIN TWO YEARS.) SEE "ADVISORY FEES AND EXPENSE LIMITATION AGREEMENT" FOR MORE DETAILED INFORMATION.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR  3 YEARS
 $127    $396

GOVERNMENT/CORPORATE BOND FUND
------------------------------------------------------------
Fund Summary

INVESTMENT GOAL
Income and capital appreciation consistent with prudent investment risk and liquidity.

PRINCIPAL INVESTMENT STRATEGY
Investing primarily in a portfolio of investment grade fixed income securities without limitation as to their maturity. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended, and it may hold larger positions in a smaller number of securities than a diversified fund.

INVESTMENT STRATEGY
The Government/Corporate Bond Fund invests primarily in investment grade fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"), and corporate issuers. U.S. Government Securities in which the Fund may invest include, but are not limited to, U.S. Treasury bills, notes and bonds, government National Mortgage Association mortgage-backed certificates and other securities representing ownership interests in mortgage pools. Normally the Fund will invest at least 80% of its assets in fixed income securities of all types. The Fund may invest up to 65% of its assets in a combination of U.S. dollar denominated bonds of foreign issuers, mortgage-backed securities, asset-backed securities, receivable-backed securities, floating or variable rate corporate debt instruments, convertible bonds (and the corresponding stock, if converted) and preferred stock. Under normal conditions the Fund may hold up to 20% of its assets in cash or money market instruments in order to maintain liquidity or pending appropriate investment opportunities. The Fund maintains an average maturity that is generally similar to that of the broad-based securities index selected as the Fund's benchmark; however, there is no limit on the maximum maturity for a particular investment. Investment grade fixed income securities are those rated at the time of investment in one of the four highest rating categories by nationally recognized statistical rating organization, or determined by the Manager to be of equivalent quality. The Fund will not invest more than 20% of its assets in fixed income securities rated in the lowest category of investment grade securities, measured at the time of the Fund's initial investment in the security. The Fund may hold securities purchased by a predecessor collective trust fund with substantially similar investment goals and strategies the assets of which have been converted to the Fund (the "Predecessor Fund") that are rated below investment-grade, if the securities were rated investment-grade at the time of purchase by the Predecessor Fund and the Manager believes that holding the securities remains consistent with the Fund's investment goal.


The Manager's strategy for the Fund is intended to provide relatively stable current income, a competitive current yield and reasonable principal volatility. The fixed income securities held by the Fund may also have the potential for moderate price appreciation.


The Fund's investment approach, with its emphasis on fixed income securities of varying maturity, may experience greater price volatility than funds that invest in similar quality securities with shorter maturities. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

PRINCIPAL RISKS OF INVESTING
The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk that the issuer will not make the interest or principal payments when they are due, prepayment risk that the issuers may prepay principal earlier than scheduled at a time when interest rates are lower, and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more

GOVERNMENT/CORPORATE BOND FUND
------------------------------------------------------------
(continued)

volatile than securities with shorter durations. In addition, the volatility of lower rated securities is often greater than that of higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. During periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses. The Fund is subject to the risk that it may underperform the fixed income markets as a whole.

The Fund is a non-diversified fund, which means it may invest a greater percentage of its assets than other funds in the securities of a limited number of issuers. However, the Fund will be subject to certain diversification requirements imposed by the Internal Revenue Code. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.

PREDECESSOR FUND PERFORMANCE INFORMATION

The performance information shown below reflects the performance of a collective trust fund (the "Predecessor Fund" for the purposes of this section) that was previously managed with full investment authority by the Fund's Manager prior to August 4, 2000 (the effective date of the Trust's registration statement), restated to reflect the fees and expenses that are expected to be borne by the Fund (including the expense limitation set forth in the fee table below). The bar chart and the performance table below provide an indication of

                                        HIGHEST AND LOWEST QUARTER RETURNS
                                        (for periods shown in the bar chart)

                                        Highest            (2nd/Qtr. '95)            6.15%
                                        Lowest             (1st/Qtr. '94)           -3.82%

                                        AVERAGE ANNUAL TOTAL RETURNS
                                        Period Ended December 31, 1999*

                                                                               PAST          PAST        PAST
                                                                              1 YEAR        5 YEARS    10 YEARS
                                        Predecessor Fund**                        -2.97%     7.05%      6.77%
                                        Lehman Government/ Corporate
                                          Bond Index***                           -2.15%     7.60%      7.65%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
CALENDAR YEAR RETURNS

1990   6.56%
1991  15.34%
1992   5.74%
1993  10.41%
1994  -4.53%
1995  19.05%
1996   2.05%
1997   9.58%
1998   8.84%
1999  -2.97%


*THE PREDECESSOR FUND'S TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 2000 (AS RESTATED TO REFLECT THE FEES AND EXPENSES, INCLUDING EXPENSE LIMITATIONS, EXPECTED TO BE BORNE BY THE FUND) WAS 3.89%.


**THE GOVERNMENT/CORPORATE BOND FUND'S INVESTMENT GOAL AND POLICIES ARE THE SAME AS THOSE OF THE PREDECESSOR FUND. THE PREDECESSOR FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS IMPOSED BY THE 1940 ACT. IF THE PREDECESSOR FUND HAD BEEN REGISTERED UNDER THE 1940 ACT, ITS PERFORMANCE MIGHT HAVE BEEN ADVERSELY AFFECTED.

***THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A WIDELY-RECOGNIZED UNMANAGED INDEX OF GOVERNMENT AND CORPORATE FIXED INCOME SECURITIES. THE FUND CURRENTLY USES THIS INDEX AS THE BROAD-BASED SECURITIES MARKET INDEX FOR COMPARISON PURPOSES IN REPORTING PERFORMANCE (ALSO REFERRED TO AS ITS BENCHMARK). YOU CANNOT INVEST DIRECTLY IN THE INDEX.

GOVERNMENT/CORPORATE BOND FUND
------------------------------------------------------------

(continued)

the risks of investing in the Fund by showing (on a calendar year basis) changes in the Predecessor Fund's average annual total returns from year to year and by showing (on a calendar year basis) how the Predecessor Fund's average annual returns (with fee adjustments) for one, five and ten years compare to those of a broad-based securities market index. The assets of the Predecessor Fund were converted into assets of the Fund upon the establishment of the Fund. Past performance is not necessarily an indication of how the Fund will perform in the future.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay indirectly if you hold shares of the Fund. You would pay these fees directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*

    Management Fees...................................  0.40%
    Shareholder Service Fees..........................  0.25%
    Other Expenses....................................  0.29%
    Total Annual Fund Operating Expenses..............  0.94%
      Fee Waiver and/or Expense Reimbursement.........  0.24%
      Net Expenses....................................  0.70%


*SINCE THE FUND COMMENCED OPERATIONS AUGUST 4, 2000, THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS ESTIMATED FOR THE CURRENT FISCAL YEAR. PITCAIRN TRUST COMPANY ("PTC") HAS ENTERED INTO A CONTRACTUAL AGREEMENT WITH THE PITCAIRN FUNDS, ON BEHALF OF THE FUND, UNDER WHICH PTC HAS AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITS THE TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 0.70% OF THE AVERAGE DAILY NET ASSETS OF THE FUND THROUGH THE FISCAL YEAR ENDING OCTOBER 31, 2003 (SUBJECT TO POSSIBLE REIMBURSEMENT TO PTC WITHIN TWO YEARS). SEE "ADVISORY FEES AND EXPENSE LIMITATION AGREEMENT" FOR MORE DETAILED INFORMATION.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR  3 YEARS
 $72     $224

TAX-EXEMPT BOND FUND
------------------------------------------------------------
Fund Summary

INVESTMENT GOAL
Current income exempt from federal income taxes and capital appreciation, consistent with prudent investment risk and liquidity.

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of investment grade obligations of tax-exempt issuers situated in the United States, its territories and possessions.

INVESTMENT STRATEGY
The Tax-Exempt Bond Fund invests primarily in municipal securities issued by states, territories, and possessions of the United States and their political subdivisions, the interest from which is exempt from federal income taxes. The Fund will not invest more than 20% of its assets in securities which pay interest subject to the alternative minimum tax. The Fund invests only in municipal securities that are investment grade. Investment grade municipal bonds are those rated at the time of investment in one of the four highest rating categories by a nationally recognized statistical rating organization, or determined by the Manager to be of equivalent quality. The Fund will not invest more than 20% of its assets in municipal bonds rated in the lowest category of investment grade ratings, measured at the time of initial investment by the Fund in that security. The Fund will not invest more than 30% of its assets in obligations of issuers located in any single state, territory or possession. The Manager's approach in selecting securities for the Fund is to obtain as high a level of income as is consistent with moderate share price volatility, and to anticipate changing credit conditions. There is no restriction on the Fund's average weighted maturity or on the maturity of any single security held by the Fund.

PRINCIPAL RISKS OF INVESTING
The Fund's investment approach is expected to provide current tax-exempt income with moderate price volatility. The Fund is not expected to perform as well as a taxable bond portfolio, but return to shareholders may be as good or better on an after-tax basis.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of particular issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and such securities will increase in value as interest rates decline. The volatility of lower rated securities is often greater than that of higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. During periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses. There may be economic or political changes that impact the ability of tax-exempt issuers to repay principal and to make interest payments on their securities. Changes in the financial condition or credit rating of tax-exempt issuers also may adversely affect the value of the Fund's securities. The Fund is subject to the risk that its emphasis on current income and moderate price volatility may cause it to underperform other fixed income funds that pursue other objectives or the fixed income markets as a whole.

TAX-EXEMPT BOND FUND
------------------------------------------------------------
(continued)

PREDECESSOR FUND PERFORMANCE INFORMATION

The performance information shown below reflects the performance of a common trust fund (the "Predecessor Fund" for the purposes of this section) that was previously managed with full investment authority by the Fund's Manager prior to August 4, 2000 (the effective date of the Trust's registration statement), restated to reflect the fees and expenses that are expected to be borne by the Fund (including the expense limitation set forth in the fee table below). The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Predecessor Fund's average annual total returns from year to year and by showing (on a calendar year basis) how the Predecessor Fund's average annual returns (with fee adjustments) for one, five and ten years compare to those of a broad-based securities market index. The Predecessor Fund's investment adviser effected material changes in the investment strategy in the Predecessor Fund in January, 1997. From inception in 1989 until 1996 the Predecessor Fund had invested primarily in high coupon bonds of Pennsylvania municipal issuers. In 1996 the Predecessor Fund changed to a total return investment approach and in 1997 expanded to national investments. The assets of the Predecessor Funds were converted into assets of the Fund upon the establishment of the Fund. Past performance is not necessarily an indication of how the Fund will perform in the future.


                                        HIGHEST AND LOWEST QUARTER RETURNS
                                        (for periods shown in the bar chart)

                                        Highest            (1st/Qtr. '95)            4.21%
                                        Lowest             (1st/Qtr. '94)           -3.18%

                                        AVERAGE ANNUAL TOTAL RETURNS
                                        Period ended December 31, 1999*

                                                                               PAST          PAST        PAST
                                                                              1 YEAR        5 YEARS    10 YEARS

                                        Predecessor Fund**                        -2.71%     5.20%      5.62%
                                        Lehman Municipal Bond Index***            -2.07%     6.91%      6.90%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
CALENDAR YEAR RETURNS

1990   5.85%
1991  10.28%
1992   6.96%
1993   9.73%
1994  -2.13%
1995  10.92%
1996   4.40%
1997   8.25%
1998   6.93%
1999  -2.71%


*THE PREDECESSOR FUND'S TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 2000 (AS RESTATED TO REFLECT THE FEES AND EXPENSES, INCLUDING EXPENSE LIMITATIONS, EXPECTED TO BE BORNE BY THE FUND) WAS 3.92%.


**THE TAX-EXEMPT BOND FUND'S INVESTMENT GOAL AND POLICIES ARE THE SAME AS THOSE OF THE PREDECESSOR FUND AT THE TIME OF THE CONVERSION. THE PREDECESSOR FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS IMPOSED BY THE 1940 ACT. IF THE PREDECESSOR FUND HAD BEEN REGISTERED UNDER THE 1940 ACT, ITS PERFORMANCE MIGHT HAVE BEEN ADVERSELY AFFECTED.

***THE LEHMAN MUNICIPAL BOND INDEX IS A WIDELY RECOGNIZED UNMANAGED INDEX OF MUNICIPAL BONDS. THE FUND CURRENTLY USES THIS INDEX AS THE BROAD-BASED SECURITIES MARKET INDEX FOR COMPARISON PURPOSES IN REPORTING PERFORMANCE (ALSO REFERRED TO AS ITS BENCHMARK). YOU CANNOT INVEST DIRECTLY IN THE INDEX.

TAX-EXEMPT BOND FUND
------------------------------------------------------------
(continued)

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*

    Management Fees...................................  0.30%
    Shareholder Service Fees..........................  0.25%
    Other Expenses....................................  0.19%
    Total Annual Fund Operating Expenses..............  0.74%
      Fee Waiver and/or Expense Reimbursement.........  0.14%
      Net Expenses....................................  0.60%


*SINCE THE FUND COMMENCES OPERATIONS AUGUST 11, 2000, THE EXPENSE ITEMS SHOWN ABOVE ARE BASED ON AMOUNTS ESTIMATED FOR THE CURRENT FISCAL YEAR. PITCAIRN TRUST COMPANY ("PTC") HAS ENTERED INTO A CONTRACTUAL AGREEMENT WITH THE PITCAIRN FUNDS, ON BEHALF OF THE FUND, UNDER WHICH PTC HAS AGREED TO REDUCE ITS FEES AND TO ASSUME OTHER EXPENSES OF THE FUND, IF NECESSARY, IN AN AMOUNT THAT LIMITS THE TOTAL ANNUAL OPERATING EXPENSES, NET OF SECURITIES LENDING REVENUE, IF ANY, AND EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, AND EXTRAORDINARY EXPENSES, TO NOT MORE THAN 0.60% OF THE AVERAGE DAILY NET ASSETS OF THE FUND THROUGH THE FISCAL YEAR ENDING OCTOBER 31, 2003 (SUBJECT TO POSSIBLE REIMBURSEMENT TO PTC WITHIN TWO YEARS). SEE "ADVISORY FEES AND EXPENSE LIMITATION AGREEMENT" FOR MORE DETAILED INFORMATION.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR  3 YEARS
 $61     $192

MORE INFORMATION ABOUT RISK
------------------------------------------------------------

EQUITY RISK - THE EQUITY FUNDS
Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a mutual fund invests will cause a Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK - THE FIXED INCOME FUNDS
The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

CALL RISK
During periods of falling interest rates, certain debt obligations with high coupon rates may be prepaid (or "called" ) by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

CREDIT RISK
It is possible that an issuer will be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value. The effect of this risk to an investor in this Fund should be reduced because of the Fund's holdings of bonds of multiple issuers.

EVENT RISK
Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. The effect of this risk to an investor in this Fund should be reduced because of the Fund's holdings of bonds of multiple issuers.

TAX-EXEMPT ISSUER RISK - TAX-EXEMPT BOND FUND
There may be economic or political changes that impact the ability of tax-exempt issuers to repay principal and to make interest payments on tax-exempt securities. Changes to the financial condition or credit rating of tax-exempt issuers may also adversely affect the value of the Fund's tax exempt securities. Constitutional or legislative limits on borrowing by tax-exempt issuers may result in reduced supplies of tax-exempt securities. In addition, concentration of investments in issuers located in a single state makes a Fund more susceptible to adverse political or economic developments affecting that state.

MORTGAGE BACKED SECURITIES - THE FIXED INCOME FUNDS
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other

MORE INFORMATION ABOUT RISK
------------------------------------------------------------
(continued)
fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, thereby exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. GOVERNMENT SECURITIES RISK - THE FIXED INCOME FUNDS
Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued or guaranteed by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

MULTI MANAGER RISK
To the extent that the Adviser engages a Manager to make investment decisions on its behalf for a portion or all of a Fund, there is a risk that the Adviser may be unable to identify and retain Managers who achieve superior investment returns relative to other similar investments. Moreover, use of such Managers may result in higher advisory fees and, therefore, higher Fund costs than when a single investment manager is used.

TERMINATION OF FUND RISK
The Funds only recently commenced operations. As with any venture, there can be no assurance that the Funds as an enterprise will be successful or will continue to operate indefinitely. The Trustees may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of a liquidation, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

FOREIGN INVESTING RISK
A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a focused geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

MORE INFORMATION ABOUT RISK
------------------------------------------------------------
(continued)

CURRENCY RISK
Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

OTHER INFORMATION
------------------------------------------------------------

WHAT IS AN INDEX?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had to pay commissions or expenses, its performance would be lower. The Funds are not sponsored, endorsed, sold or promoted by the sponsor of any index, and no such sponsor makes any representations regarding the advisability of investing in any of the Funds.


CHANGE IN MARKET CAPITALIZATION


Many of the Funds specify in their principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the Manager's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies.


EACH FUND'S OTHER INVESTMENTS - DEFENSIVE INVESTING AND USE OF DERIVATIVE CONTRACTS
In addition to the investments and strategies described in this Prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Statement of Additional Information. Of course, there can be no guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this Prospectus are those used under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes due to adverse economic or political conditions, or for liquidity purposes, each Fund may invest up to 100% of its total assets in fixed income securities, money market instruments and other securities that would not ordinarily be consistent with the Fund's objectives. Such defensive investing may increase a Fund's taxable income.

Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

  - To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;
  - As a substitute for purchasing or selling securities;
  - To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;
  - To enhance a Fund's potential gain in non-hedging situations; or
  - To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a big impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

OTHER INFORMATION
------------------------------------------------------------
(continued)

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's portfolio less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.


LENDING OF PORTFOLIO SECURITIES


Portfolio securities may be lent to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's Manager will consider all relevant facts and circumstances, including the creditworthiness of the borrower.


INVESTMENT ADVISER

Pitcairn Investment Management (the "Adviser" or "Pitcairn"), a division of Pitcairn Trust Company ("PTC"), with offices at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046, serves as the Adviser to the Funds. The Adviser makes investment decisions for those Funds for which its serves as Manager, and continuously reviews, supervises and administers each Fund's investment program and the performance of specialty Managers it engages for the day-to-day management of certain Funds. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


PTC was established in 1987 and is a state-chartered trust company formed for the purpose of conducting a general trust company business with the power to act, alone or with others, as fiduciary, investment adviser, custodian of property and agent or attorney-in-fact. Other Pitcairn entities have provided investment management services to the Pitcairn family and their trusts since the 1920s and to outside clients since 1989. As of March 31, 2000, PTC had approximately $2.5 billion in assets under management.

ADVISORY FEES AND EXPENSE LIMITATION AGREEMENT

Each Fund pays the Adviser an aggregate fee for investment management services as a percentage of the average daily net assets of the Fund according to the table below. In the interest of limiting expenses of the Fund, PTC has entered into an expense limitation agreement with the Trust (the "Expense Limitation Agreement"), pursuant to which it has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), offset by the amount of revenue to the Fund from securities lending activities of the Fund (the net amount referred to as "Fund

OTHER INFORMATION
------------------------------------------------------------

(continued)

Operating Expenses"), are limited to a specified percentage of the average daily assets of each Fund, as set forth below through the fiscal year ending
October 31, 2003:


        FUND                                     ADVISORY FEE EXPENSE CAP
        Diversified Value.......................    0.70%....    1.00%
        Diversified Growth......................    0.70%....    1.00%
        Select Value............................    0.70%....    1.00%
        Select Growth...........................    0.85%....    1.15%
        Small Cap Value.........................    0.70%....    1.00%
        Small Cap Growth........................    0.95%....    1.25%
        Family Heritage-Registered Trademark-...    0.90%....    1.20%
        International Equity....................    0.95%....    1.25%
        Government/Corporate Bond ..............    0.40%....    0.70%
        Tax-Exempt Bond.........................    0.30%....    0.60%


The Fund may at a later date reimburse PTC for the fees waived or limited and other expenses assumed and paid by PTC pursuant to the Expense Limitation Agreement during any of the previous two (2) fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above, and Pitcairn remains the investment adviser to the Fund. Consequently, no reimbursement by the Fund will be made unless:
(i) the Fund's assets exceed $10 million; (ii) the Fund's total annual Fund Operating Expenses ratio is less than the percentage stated in the chart above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.


SUB-ADVISERS - MANAGERS
While Pitcairn Investment Management serves as the overall investment adviser to the Funds, it may engage one or more specialty Managers to make investment decisions for all or a portion of any of the Funds' portfolios.

The Adviser has engaged Oechsle International Advisors, LLC ("Oechsle"), a registered investment adviser, with offices at One International Place, 23rd Floor, Boston, MA 02110, to serve as the Manager to the International Equity Fund. Oechsle also has served as the sub-adviser to the Pitcairn Trust Company International Common Trust Fund since April 1, 1999. Oechsle was formed in 1986 and, as of March 31, 2000, it had more than $20 billion of assets under management.

The Adviser has engaged Standish, Ayer & Wood, Inc. ("Standish"), a registered investment adviser, with offices at One Financial Center, Boston, MA 02111, to serve as the Manager to the Small Cap Growth Fund. Standish also has served as the sub-adviser to the Pitcairn Trust Company Small Capitalization Common Trust Fund since April 26, 2000. Standish was founded in 1933 and currently manages more than $45 billion of assets for a broad range of clients in the U.S. and abroad.

The Adviser has engaged Sands Capital Management, Inc. ("Sands"), a registered investment adviser, with offices at 1100 North Glebe Road, Suite 1000, Arlington, VA 22201, to serve as the Manager for the Select Growth Fund. Sands also has served as the sub-adviser to the Pitcairn Trust Company Select Growth Common

OTHER INFORMATION
------------------------------------------------------------
(continued)

Trust Fund since June 15, 2000. Sands was founded in 1992 and currently manages in excess of $800 million in large capitalization growth equity portfolios.


The Trust intends to apply for an exemptive order (the "Order") from the Securities and Exchange Commission that permits the Adviser, subject to certain conditions, to retain new Managers without shareholder approval of the contracts with those Managers. Within 90 days of retaining a new Manager, shareholders of any affected Fund will receive information similar to what would have been provided in a proxy statement, except for fees to be paid to the Manager. The Order would relieve the Funds from a requirement to disclose fees paid to Managers (except to any Managers affiliated with the Adviser) in the prospectus and other documents.


PRIOR PERFORMANCE OF SANDS CAPITAL MANAGEMENT, INC.

The following table provides information concerning the historical performance of other institutional private accounts managed by Sands Capital
Management, Inc. ("Sands"), the Manager for the Select Growth Fund, that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of Sands in managing substantially similar investment portfolios (for tax-exempt institutional clients) as measured against a specified market index. This data does not represent the past performance of any Fund or the future performance of any Fund or its Manager. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Fund or of its Manager and should not confuse this performance data with performance data for the Funds, which, where applicable, is shown for each Fund under the caption "Performance."


Composite performance data relating to the historical performance of private accounts managed by Sands was calculated on a total annual return basis, was prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS-TM-), and includes all losses. AIMR did not prepare or review this data. All performance information has been provided by Sands and has not been verified or audited by the Adviser or the Trust. The total returns for the Composite reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid, without provision for federal or state income taxes. Custodial fees were not included in the calculation. The Composite includes all actual, fee-paying, discretionary institutional private accounts managed by Sands during the periods shown that have investment objectives, policies, strategies and risks substantially similar to those of the relevant portfolio. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns.

The private accounts that are included in the Composite are not subject to specific tax restrictions and investment limitations imposed on the Select Growth Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Composite could have been adversely affected if the private accounts included in the Composite had been regulated as investment companies under the federal securities laws.

The actual fees and expenses of the accounts included in the Composite presented below are lower than those estimated for the Select Growth Fund. Use of the Fund's expense structure would have lowered the performance results. Performance results indicated below are not, and should not be interpreted as, indicative of the Fund's future results.

OTHER INFORMATION
------------------------------------------------------------
(continued)

The investment results presented below are unaudited.

INVESTMENT PERFORMANCE


ANNUAL                      1993   1994   1995   1996   1997   1998   1999
Sands(1)                   -0.35   3.21   42.31  38.12  30.22  54.11  47.58
S&P 500 Index(2)           10.00   1.33   37.50  23.25  33.38  28.76  21.14
Russell 1000 Growth
  Index(3)                  2.87   2.62   37.18  23.12  30.49  38.71  33.16



ANNUALIZED                 1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  7 YEARS
Sands(1)                   47.57    50.81    43.61    42.21    42.23    34.83    29.13
S&P 500 Index(2)           21.15    24.89    27.66    26.54    28.66    23.64    21.59
Russell 1000 Growth
  Index(3)                 33.16    35.90    34.07    31.25    32.41    26.91    23.16


(1)FOR THE PERIODS SHOWN, THE RESULTS SHOWN REFLECT THE DEDUCTION OF ACTUAL FEES PAID BY CLIENTS IN THE COMPOSITE.

(2)"S&P 500-REGISTERED TRADEMARK-" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. THE S&P 500 IS AN UNMANAGED INDEX AND IS CONSIDERED TO BE GENERALLY REPRESENTATIVE OF THE LARGE-CAP U.S. STOCK MARKET. TOTAL RETURNS REFLECT THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. YOU CANNOT INVEST DIRECTLY IN AN INDEX.


(3)THE RUSSELL 1000-REGISTERED TRADEMARK- INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000-REGISTERED TRADEMARK- INDEX, WHICH, IN TURN, IS AN UNMANAGED INDEX THAT INCLUDES THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. THE RUSSELL 1000-REGISTERED TRADEMARK- GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000-REGISTERED TRADEMARK- COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORCASTED GROWTH VALUES. TOTAL RETURNS REFLECT REINVESTMENT AS OF ALL DIVIDENDS AND CAPITAL GAINS. YOU CANNOT INVEST DIRECTLY IN AN INDEX.


PRIOR PERFORMANCE OF STANDISH, AYER & WOOD, INC.
The following table provides information concerning the historical performance of another registered investment company account managed by Standish, Ayer & Wood, Inc. ("Standish"), the Manager for the Small Cap Growth Fund, that has investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of Standish in managing a substantially similar investment vehicle as measured against two widely recognized, unmanaged indices of common stock prices. This data does not represent the past performance of any Fund or the future performance of any Fund or its Manager. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Fund of the Trust or of its Manager and should not confuse this performance data with performance data for the Funds, which, where applicable, is shown for each Fund under the caption "Performance."

Performance data shown below for the Standish Small Cap Tax-Sensitive Equity Fund was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. All performance information has been provided by Standish and has not been verified or audited by the Adviser or the Trust. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. In each such instance, the share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

OTHER INFORMATION
------------------------------------------------------------
(continued)

The performance results for the registered investment company presented below are generally subject to somewhat lower fees and expenses (1.00% of average daily net assets) than those estimated for the Small Cap Growth Fund. The investment results presented below are unaudited.


AVERAGE ANNUAL TOTAL RETURN
FOR SELECTED PERIODS ENDED DECEMBER 31, 1999   1 YEAR  LIFE OF FUND  DATE OF INCEPTION
  Small Cap Tax Sensitive Equity Fund          100.68       35.06            1-2-96
  Russell 2000 Growth Index(3)                 43.09        16.16               N/A
  S&P 500(2)                                   21.04        26.39               N/A


ANNUAL TOTAL RETURNS            1996   1997   1998    1999
  Standish Small Cap
    Tax-Sensitive Equity
    Fund(1)                     21.23  23.61  10.65  100.68
  S&P 500 Index(2)              22.96  33.36  28.57   21.04
  Russell 2000 Growth Index(3)  11.26  12.95   1.24   43.09

(1)FOR THE YEARS ENDED 1996, 1997, 1998, 1999, STANDISH REIMBURSED THE STANDISH SMALL CAP-TAX SENSITIVE FUND OPERATING EXPENSES. HAD STANDISH NOT DONE SO, TOTAL RETURN WOULD HAVE BEEN SOMEWHAT LOWER.

(2)"S&P 500-REGISTERED TRADEMARK-" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. THE S&P 500 IS AN UNMANAGED INDEX AND IS CONSIDERED TO BE GENERALLY REPRESENTATIVE OF THE LARGE-CAP U.S. STOCK MARKET. TOTAL RETURNS REFLECT THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(3)THE RUSSELL 2000-REGISTERED TRADEMARK- INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000-REGISTERED TRADEMARK- INDEX, WHICH, IN TURN, IS AN UNMANAGED INDEX THAT INCLUDES THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. THE RUSSELL 2000 INDEX REPRESENTS APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. TOTAL RETURNS REFLECT REINVESTMENT AS OF ALL DIVIDENDS AND CAPITAL GAINS. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

FUND MANAGEMENT
For the Funds where Pitcairn serves as Manager, the portfolio managers for a Fund buy and sell securities for a Fund as they see fit, guided by the Fund's investment objective and strategy and based upon input from Pitcairn Investment Management analysts that cover specific industries. The portfolio managers and analysts meet regularly to review portfolio holdings and discuss purchase and sales activity. Where there is more than one portfolio manager for a Fund, they make decisions jointly as to each investment. The portfolio managers on the investment teams are identified below, by Fund, followed by the respective biographical information for the portfolio managers. Where Pitcairn Investment Management has engaged a specialty Manager (sub-adviser) for a particular Fund, the Manager and portfolio manager are identified below:

DIVERSIFIED GROWTH FUND

  ERIC M. FEDER
  Mr. Feder, Vice President of PTC joined PTC in 1994 as an investment analyst and was promoted to Vice President in 1999. Before joining PTC, he held financial analyst positions as an intern at SEI, Inc., Centocor, Inc. and Johnson & Johnson *Merck. He is jointly responsible for equity recommendations in the following industries: commercial services, technology and the Internet. He holds a B.S. from Drexel University and is a candidate for a master's degree in finance.

OTHER INFORMATION
------------------------------------------------------------
(continued)

  JOSEPH F. MONAHAN

  Mr. Monahan, Vice President of PTC, has been a member of the team since joining the investment department at PTC in 1986. He is jointly responsible for equity recommendations in the following industries: commercial services, technology and the Internet. He has a B.A. from Penn State University and an M.B.A from Temple University. He is a Chartered Financial Analyst.


DIVERSIFIED VALUE FUND

  CATHERINE E. ROONEY
  Ms. Rooney, Vice President of PTC, has been a member of the team since joining PTC in 1994. She is primarily responsible for equity recommendations in the following industries: food and beverage, pharmaceuticals, restaurant, retail, and technology. Before joining PTC she was a vice president and the director of research at Merus Capital Management and was a security analyst at Wilmington Trust Company and Josephthal & Company. She holds B.A. and M.B.A degrees from Temple University. She is a Chartered Financial Analyst.

  DAVID T. LARRABEE
  Mr. Larrabee, Vice President of PTC, who is primarily responsible for equity recommendations in finance and health care, has been a member of the team since joining PTC in 1997. His previous investment experience from 1993 to 1997 was at General Accident Insurance, Provident Mutual Management Company, and Standard & Poor's Corporation. He has a B.A., Finance from Colgate University and an M.B.A in finance from Fordham University. He is a Chartered Financial Analyst.

SELECT VALUE FUND

  CATHERINE M. ROONEY
  See biographical information under Diversified Value Fund, above.

SELECT GROWTH FUND - SANDS CAPITAL MANAGEMENT, INC., MANAGER

  FRANK M. SANDS
  Mr. Sands, President and co-founder of Sands, has been the portfolio manager for Sands' large capitalization growth stock strategy since the firm was formed in 1992. He has 31 years of investment management experience.
  Mr. Sands has a B.A. in economics from Dickinson College and an MBA from the University of Virginia. He is a Chartered Financial Analyst.


  FRANK M. SANDS, JR.


  Mr. Sands has been Vice President, Director of Research and a Portfolio Manager with Sands since June 2000. Before joining Sands, Mr. Sands was a Lead Technology Security Analyst, Principal, and Portfolio Manager at Fayez Sarofim & Co. from August 1994 to June 2000. Mr. Sands received a M.B.A from the University of Virginia's Darden Graduate School of Business in 1994, a M.S. in Real Estate Finance & Development from Johns Hopkins University in 1993, and a B.A. in Economics from Washington & Lee University in 1989. Mr. Sands also holds the designation of Chartered Financial Analyst.

OTHER INFORMATION
------------------------------------------------------------
(continued)

SMALL CAP VALUE FUND

  JOSEPH F. MONAHAN

  See biographical information under Diversified Growth Fund, above.


SMALL CAP GROWTH FUND - STANDISH, AYER & WOOD, INC., MANAGER

  NICHOLAS S. BATTELLE
  Mr. Battelle has been the leader of Standish's small cap team since its inception in 1987. Mr. Battelle joined Standish in 1983 and has 32 years of experience in managing equity portfolios. He graduated from Duke University and has an M.B.A. from Columbia University.

FAMILY HERITAGE-REGISTERED TRADEMARK- FUND

  JOSEPH F. MONAHAN
  See biographical information under Diversified Growth Fund, above

INTERNATIONAL EQUITY FUND - OECHSLE INTERNATIONAL ADVISORS, LLC, MANAGER

  S. DEWEY KEESLER, JR.
  Mr. Keesler is a Principal, the Chief Investment Officer and a Portfolio Manager/Research Analyst of Oechsle with responsibility for coordinating Oechsle's investment activities. He has over nineteen years of international investment experience, investing in markets all over the world. Prior to forming Oechsle, he was a Portfolio Manager at Putnam International Advisors. Mr. Keesler received a B.A. (magna cum laude) from Washington and Lee University and was a Fulbright Scholar at the University of Freiburg in West Germany. He studied investment analysis and management at London Business School.

  KATHLEEN HARRIS
  Ms. Harris is a Principal and Portfolio Manager/Research Analyst of Oechsle. Prior to joining Oechsle in January 1995, Ms. Harris was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board, where she managed the fund's international equity assets. Previously, she was a Fund Manager and Equity Analyst for the Northern Trust Company. Ms. Harris received an M.B.A. in Finance from the University of Chicago Graduate School of Business and a B.S. (Honors) in Finance from the University of Illinois. She is a Chartered Financial Analyst.

GOVERNMENT/CORPORATE BOND FUND AND TAX-EXEMPT BOND FUND

  PATRICK M. KENNEDY
  Mr. Kennedy, Vice President of PTC, has been a member of the team, primarily responsible for fixed income investments, since joining Pitcairn in 1995. Before joining PTC, he was a fixed income analyst at PNC Investment Management and Research and The Massachusetts Company, Inc. He received a B.S. from Susquehanna University and a M.S., Finance from Suffolk University.

OTHER INFORMATION
------------------------------------------------------------
(continued)

SHAREHOLDER SERVICES PLAN
The Board of Trustees of the Trust has adopted a Shareholder Services Plan (the "Plan") for the purpose of paying for shareholder servicing activities which may include: providing personal services or account maintenance services; receiving, aggregating and processing purchase and redemption orders; providing and maintaining retirement plan records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining account records and providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing subaccounting services for Fund shares held beneficially; forwarding shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners; performing daily investment ("sweep") functions for shareholders; providing investment advisory services; and general account administration activities.


Pursuant to the Plan, each Fund is authorized to pay to any person who enters into a shareholder services agreement with the Fund (an "Authorized Service Provider"), which may include PTC or its affiliates, as compensation for service activities rendered by the Authorized Service Provider to shareholders of a Fund, a shareholder service fee at the rate of 0.25% on an annual basis of the average daily net asset value of shares of the Fund (the "Plan Fee"). Such Plan Fee is calculated daily and paid monthly or at such other intervals as the Board shall determine. An Authorized Service Provider is authorized to pay its affiliates or independent third party service providers for performing service activities consistent with this Plan. All expenses incurred by the Funds in connection with the shareholder services agreements and the implementation of the Plan shall be borne entirely by the holders of the shares of the particular Fund involved and will result in an equivalent increase to each Fund's Total Annual Fund Operating Expenses.


SHAREHOLDER SERVICES AGREEMENT
The Board of Trustees of the Trust has adopted a Shareholder Services Agreement (the "Agreement") whereby PTC provides certain shareholder services which may include: subaccounting for all Fund share transactions at the shareholder level; crediting distributions from the Funds to shareholder accounts; determining amounts to be reinvested in the Funds; assisting customers in changing account options, account designations and account addresses; and disseminating tax information and mailing Fund information, such as prospectuses and annual and semi-annual reports to beneficial owners of the subject shares. This Agreement may be terminated by either party to the Agreement by a vote of the Plan Trustees (as defined in the Shareholder Services Plan) or by vote of a majority of the outstanding shareholders of a Fund with respect to any Fund at any time without payment of penalty.


Pursuant to this Agreement, each Fund is authorized to pay PTC a quarterly service fee at an annual rate of 0.25% of the average net asset value of the shares of the Fund. All expenses incurred by the Funds in connection with the Agreement and the implementation of the Plan shall be borne entirely by the holders of the shares of the particular Fund involved and will result in an equivalent increase to each Fund's Total Annual Fund Operating Expenses.

PURCHASING, SELLING AND EXCHANGING FUND SHARES
------------------------------------------------------------

This section tells you how to purchase, sell (sometimes called "redeem") or exchange shares of the Funds.

HOW TO PURCHASE FUND SHARES
The Funds are available for purchase by clients of Pitcairn Trust Company.

Shares of the Funds may not be available for sale in every state.

You may purchase shares directly by:

  - Mail
  - Telephone, or
  - Wire

To purchase shares directly from us, please call 1-800-214-6744. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to "Pitcairn Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks or cash.


DISTRIBUTOR


SEI Investments Distribution Co., One Freedom Valley Road, Oaks, Pennsylvania 15456, is a registered broker-dealer and serves as the Funds' distributor.


GENERAL INFORMATION
You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day). A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders. The price per share (the offering price) will be the net asset value per share ("NAV") next determined after a Fund receives your purchase order in good order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in good order before 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV
NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, fair value prices will be determined in good faith using methods approved by the Board of Trustees. Foreign markets may be open when U.S. markets are closed and the value of foreign securities owned by a Fund may change on days when shareholders cannot purchase or redeem shares.

HOW TO SELL YOUR FUND SHARES
Holders of shares may sell shares by following procedures established when they opened their account or accounts. If you have questions, call 1-800-214-6744. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

If you own your shares directly, you may sell your shares on any Business Day by contacting a Fund directly by mail or telephone at 1-800-214-6744. The sale price of each share will be the next NAV determined after the Fund receives your request.

PURCHASING, SELLING AND EXCHANGING FUND SHARES
------------------------------------------------------------
(continued)

RECEIVING YOUR MONEY
Normally, we will send your sale proceeds within seven business days after we receive your request. Your proceeds can be wired to your bank account (which may be subject to a fee) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 Business Days).

ABUSIVE TRADING PRACTICES
To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control. We also reserve the right to delay delivery of your redemption proceeds - up to seven days - or to honor certain redemptions with securities, rather than cash, as described in the next section.


REDEMPTIONS IN KIND


We generally pay sale (redemption) proceeds in cash, but we reserve the right to pay all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If we make the payment in securities, we will value the securities in the same manner as we value the securities in computing the Fund's net asset value. We may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains you may realize from the sale, or from the sale of securities you receive.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES
A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares in one Fund for shares of another Fund on any Business Day by contacting us directly by mail or telephone. When you exchange shares, you are really selling your shares and buying other Fund shares, which may produce a gain or loss for tax purposes. Your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.


TELEPHONE TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Each Fund distributes its income as follows: Generally, the Equity Funds declare and pay dividends quarterly, although the Small Cap Growth and Select Growth Funds may distribute income annually. The Fixed Income Funds generally declare dividends daily and distribute them monthly.

PURCHASING, SELLING AND EXCHANGING FUND SHARES
------------------------------------------------------------
(continued)

Each Fund makes distributions of realized capital gains, if any, at least annually. If you own Fund shares on the record date of the declared distribution, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the declaration date of the distribution. Your election will be effective for dividends and distributions declared after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. The following is meant as a general summary for U.S. taxpayers on some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive are generally subject to federal, state and local taxation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. If you receive a distribution in January that a Fund declared in October, November or December of the prior year, you will be taxed as if you received it in the prior year. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF SHARES IS A TAXABLE EVENT FOR TAXABLE INVESTORS. The amount of the gain or loss and the rate of tax will depend on how much you paid for the shares, how much you sell them for, and how long you hold them. Taxable investors should generally avoid investing in a Fund shortly before an expected dividend or capital gain distribution. The Tax-Exempt Bond Fund intends to distribute federally tax-exempt income. The Tax-Exempt Bond Fund also intends to distribute state tax-exempt income. The Tax-Exempt Bond Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by this Fund are taxable.

MORE INFORMATION ABOUT TAXES IS AVAILABLE IN THE STATEMENT OF ADDITIONAL INFORMATION.

IRA DISCLOSURE
An investor may establish an individual retirement account ("IRA") to invest in a Fund. An IRA enables individuals, even if they participate in an employer-sponsored plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Deductions for IRA contributions may be limited or eliminated for individuals who participate in certain employer pension plans and/or whose annual income exceeds certain limits. Existing IRAs and future contributions up to the maximum permitted, whether deductible or not, earn income on a tax-deferred basis.

Certain individuals may make contributions to Roth IRAs. These contributions are non-deductible but distributions from a Roth IRA may be tax free. Non-deductible contributions of up to $500 per year per beneficiary may be made to an Education IRA. To the extent that distributions from an Education IRA do not exceed a beneficiary's "qualified higher education expenses," they are not taxable. Shareholders may only establish a Roth IRA or an Education IRA if they are below certain maximum income levels.

Shareholders are advised to consult their tax advisers on IRA contribution and withdrawal requirements and restrictions.

ADDITIONAL INFORMATION
------------------------------------------------------------
PITCAIRN FUNDS

Additional information about each Fund is available in the Statement of Additional Information.

The Statement of Additional Information is available free of charge upon request by contacting us:

BY TELEPHONE:  1-800-214-6744

BY MAIL:      PITCAIRN FUNDS
              c/o Pitcairn Trust Company
              One Pitcairn Place, Suite 3000
              165 Township Line Road
              Jenkintown, PA 19046


DISTRIBUTOR:  SEI Investments Distribution Co.
           One Freedom Valley Road
           Oaks, Pennsylvania 15456


Information about the Funds can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NUMBER 811-09943

                              -------------------

                                 PITCAIRN FUNDS
                              -------------------

                                   PROSPECTUS

                                 AUGUST 4, 2000

                                 PITCAIRN FUNDS
                         ONE PITCAIRN PLACE, SUITE 3000
                             165 TOWNSHIP LINE ROAD
                              JENKINTOWN, PA 19046
                                 (800) 214-6744

                       STATEMENT OF ADDITIONAL INFORMATION

                                August 4, 2000

                              PITCAIRN EQUITY FUNDS

                         PITCAIRN DIVERSIFIED VALUE FUND
                        PITCAIRN DIVERSIFIED GROWTH FUND
                           PITCAIRN SELECT VALUE FUND
                           PITCAIRN SELECT GROWTH FUND
                          PITCAIRN SMALL CAP VALUE FUND
                         PITCAIRN SMALL CAP GROWTH FUND
               PITCAIRN FAMILY HERITAGE -REGISTERED TRADEMARK- FUND
                       PITCAIRN INTERNATIONAL EQUITY FUND

                           PITCAIRN FIXED INCOME FUNDS

                    PITCAIRN GOVERNMENT /CORPORATE BOND FUND
                          PITCAIRN TAX-EXEMPT BOND FUND

    THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT IS INTENDED TO PROVIDE ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE PITCAIRN FUNDS (THE "TRUST") AND SHOULD BE READ IN CONJUNCTION WITH THE TRUST'S PROSPECTUS DATED AUGUST 4, 2000. THE PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING PITCAIRN FUNDS AT ONE PITCAIRN PLACE, SUITE 3000, 165 TOWNSHIP LINE ROAD, JENKINTOWN, PA 19046 OR BY CALLING 1-800-214-6744.

                                TABLE OF CONTENTS

The Trust........................................................2
Description of Permitted Investments and Risk Factors............2
Investment Limitations...........................................19
Service Providers................................................21
Shareholder Servicing............................................24
Trustees and Officers of the Trust...............................25
Performance......................................................26
Purchase and Redemption of Shares................................28
Taxes............................................................28
Portfolio Transactions...........................................34
Description of Shares............................................35
Limitation of Trustees' Liability................................36
Voting...........................................................36
Shareholder Liability............................................36
Control Persons..................................................36
5% Shareholders..................................................36
Custodian........................................................38
Independent Accountants..........................................38
Legal Counsel....................................................38
Appendix A.......................................................A-1
Financial Statements.............................................F-1

                                    THE TRUST

    Pitcairn Funds (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was established as a Delaware business trust on March 24, 2000. The Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Trust permits the Trust to offer shares of beneficial interest ("shares") in separate portfolios.


    As of the date of this SAI, the Trust consists of the following portfolios: Diversified Value, Diversified Growth, Select Value, Select Growth, Small Cap Value, Small Cap Growth, Family Heritage -Registered Trademark-, International Equity, Government/Corporate Bond and Tax-Exempt Bond Funds (each a "Fund" and, together, the "Funds"). Pitcairn Investment Management ("Pitcairn" or the "Adviser"), a division of Pitcairn Trust Company ("PTC"), serves as the investment adviser for all of the Funds. It has engaged, Oechsle International Advisors LLC as sub-adviser for the International Equity Fund, Standish, Ayer & Wood, Inc. as sub-adviser for the Small Cap Growth Fund, and Sands Capital Management, Inc. as sub-adviser for the Select Growth Fund. Use of the term "Manager" in this Statement of Additional Information refers to the investment adviser or sub-adviser, as the case may be, who is responsible for the day-to-day management of the relevant Fund. "Investment Adviser" or "Adviser" refers to Pitcairn Investment Management. Where the Adviser has retained a sub-adviser for a Fund, that sub-adviser will be the Manager of that Fund. If no sub-adviser has been retained for a Fund, the Adviser will be the Manager for that Fund.


              DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

    ALL FUNDS MAY INVEST IN THE FOLLOWING INVESTMENTS UNLESS SPECIFICALLY NOTED OTHERWISE.


    ASSET-BACKED SECURITIES. Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and overcollateralization.

    Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

    The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

    BANKERS' ACCEPTANCES. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

    BANK OBLIGATIONS. Bank obligations of United States and foreign commercial banks or savings and loan institutions which the Funds may buy include certificates of deposit, time deposits and bankers' acceptances. A certificate of deposit is an interest-bearing instrument with a specific maturity issued by a bank or savings and loan institution in exchange for the deposit of funds that normally can be traded in the secondary market prior to maturity. A time deposit is an account containing a currency balance pledged to remain at a particular bank for a specified period in return for payment of interest.

    BRADY BONDS. Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with a debt restructuring. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. In addition, they are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated) and generally, they are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

    Based upon current market conditions, a Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payment. However, in light of the residual risk of Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which a Fund invests are likely to be acquired at a discount, which involves certain additional considerations.

    Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

    CERTIFICATES OF DEPOSIT. A certificate of deposit is a negotiable, interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. Certificates of deposit have penalties for early withdrawal.

    COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a day to nine months.

    CONSTRUCTION LOANS. In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities, and health care units. Project loans typically trade in two forms: either as FHA-insured pass-through securities or Government National Mortgage Association ("GNMA") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, and so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

    Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance, and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.
     Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs or PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit of owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

    CONVERTIBLE SECURITIES. Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

    DEPOSITORY RECEIPTS. Depository Receipts are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. American Depository Receipts ("ADRs") in registered form, are designed for use in U.S. securities markets. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. The Funds may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which in bearer form, are designed for use in European securities markets, and in other instruments representing securities of foreign companies. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underling security may be denominated in a foreign currency, although the underlying security may be subject to foreign governmental taxes which would reduce the yield on such securities.


    DOLLAR ROLLS. "Dollar rolls" are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase.

    EQUITY SECURITIES. Equity securities include common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

    Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small or medium sized companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

    THE EURO. On January 1, 1999, the European Monetary Union ("EMU") implemented a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The countries that converted or tied their currencies to the Euro include Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. A significant percentage of the stock exchange capitalization of the total European market may be reflected in Euros, and participating governments will issue their bonds in Euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank ("ECB").

    Although it is not possible to predict the eventual impact of the Euro implementation plan on the Funds, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, investors may begin to view those countries participating in the EMU as a single entity, and the Adviser or Manager may need to adapt its investment strategy accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The ongoing transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

    EUROBONDS. A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars, U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

    FIXED INCOME SECURITIES. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Changes by an a nationally recognized statistical rating organization ("NRSRO") in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

    Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest, and do not guarantee the securities' yield or value or the yield or value of a Fund's shares.

    There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

    FOREIGN SECURITIES. Foreign securities include U.S. dollar denominated obligations of securities of foreign issuers. Permissible investments may consist of Yankee Obligations, obligations of foreign branches of U.S. banks and foreign banks, including European Certificates of Deposit,

European Time Deposits, Canadian Time Deposits, Yankee Certificates of Deposit and investments in Canadian Commercial Paper, foreign securities and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Investing in the securities of foreign companies and the utilization of forward foreign currency contracts involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investment in foreign countries and potential restrictions of the flow of international capital and currencies. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

    FORWARD FOREIGN CURRENCY CONTRACTS. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

    By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions. A Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

    FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for "bona fide hedging purposes," to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

    An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

    In order to avoid leveraging and related risks, when a Fund invests in futures contracts, it will cover its position by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked to market on a daily basis.

    A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), so long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Fund's net assets.

    There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

    HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

    ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities may include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities over seven days in length.

    LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

    Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the Adviser or Manager based on criteria approved by the Board of Trustees.

    MONEY MARKET SECURITIES. Each Fund may hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, high-grade commercial paper and other short-term debt securities) rated at the time of purchase in the top two categories by an NRSRO, or, if not rated, determined by the Adviser or Manager to be of comparable quality at the time of purchase.

    MORTGAGE-BACKED SECURITIES. The Funds may, consistent with their respective investment objectives and policies, invest in mortgage-backed securities. Mortgage-backed securities in which these Funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the GNMA and government-related organizations such as Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue. Although certain mortgage-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. When the mortgage-backed securities held by a Fund are prepaid, the Fund must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the prepaid security. For this and other reasons, a mortgage-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received in respect of mortgage-backed securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

      A Fund may also invest in mortgage-backed securities that are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. For purposes of determining the average maturity of a mortgage-backed security in its investment portfolio, the Fund will utilize the expected average life of the security, as estimated in good faith by the Fund's Adviser. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases there may be prohibitions on principal prepayments for several years following origination.


GOVERNMENT PASS-THROUGH SECURITIES. Government Pass-Through Securities are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. GNMA, Fannie Mae and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.


    There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within HUD. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of

Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.


PRIVATE PASS-THROUGH SECURITIES. Private Pass-Through Securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.


COLLATERALIZED BOND OBLIGATION ("CBOs"). A CBO is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.


COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan of sale of the property.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.


REMICS. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, GNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.


PARALLEL PAY SECURITIES; PAC BONDS: Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. The market for SMBs is not as fully developed as other markets; SMBs, therefore, may be illiquid.


MORTGAGE DOLLAR ROLLS: Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held.

    To avoid any leveraging concerns, a Fund will place U.S. Government or other liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation.

    MUNICIPAL SECURITIES. The Government/Corporate Bond Fund and the Tax-Exempt Bond Fund may invest in municipal securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. The two principal classifications of municipal securities are "general obligation" and "revenue" issues. General obligation issues are issues involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues, although the characteristics and method of enforcement of general obligation issues may vary according to the law applicable to the particular issuer. Revenue issues are payable only from the revenues derived from a particular facility or class of facilities or other specific revenue source. A Fund may also invest in "moral obligation" issues, which are normally issued by special purpose authorities. Moral obligation issues are not backed by the full faith and credit of the state and are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Certain private activity bonds that are issued by or on behalf of public authorities to finance various privately-owned or operated facilities are included within the term "municipal securities." Private activity bonds and industrial development bonds are generally revenue bonds, the credit and quality of which are directly related to the credit of the private user of the facilities.

    Municipal securities may also include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, certificates of indebtedness, demand notes, tax-exempt commercial paper, construction loan notes and other forms of short-term, tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. Project notes are issued by a state or local housing agency and are sold by HUD. While the issuing agency has the primary obligation with respect to its project notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the project notes.

    The quality of municipal securities, both within a particular classification and between classifications, will vary, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality municipal securities with the same maturity, interest rate and rating(s) may have different yields, while municipal securities of the same maturity and interest rate with different rating(s) may have the same yield.

    An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

    MUNICIPAL LEASES. The Funds may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation.

     However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

    OPTIONS. The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.

The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

    A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

    Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

    All options written on indices or securities must be covered. When a Fund writes an option or security on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

    Each Fund may trade put and call options on securities and securities indices, as the Manager determines is appropriate in seeking the Fund's investment objective, and except as restricted by each Fund's investment limitations as set forth below. See "Investment Limitations."

    The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

    A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

    A Fund may write covered call options on securities as a means of increasing the yield on its fund and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

    A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

    The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

    OPTIONS - RISK FACTORS. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

    PAY-IN-KIND BONDS. Investments of a Fund in fixed-income securities may include pay-in-kind bonds. These are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

    RECEIPTS. Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (See "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying securities.

    REITs. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year.
Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

    A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended ("1940 Act").

    REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. A Fund involved bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. A Fund enters into repurchase agreements only with financial institutions that are deemed to present minimal risk of bankruptcy during the term of the agreement, based on guidelines that are periodically reviewed by the Board of Trustees. These guidelines currently permit each Fund to enter into repurchase agreements only with approved banks and primary securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million, or with a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Managers will monitor compliance with this requirement. Under all repurchase agreements entered into by a Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor.

    RESTRICTED SECURITIES. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under
Section 4(2) of the 1933 Act, and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A securities are securities re-sold in reliance on an exemption from registration provided by Rule 144A under the 1933 Act.

    SECURITIES LENDING. Loans are made only to borrowers deemed by the Adviser to be in good standing and when, in the judgment of the Adviser, the consideration that can be earned currently from such loaned securities justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. Each of the Funds may use the Distributor or the Fund's Custodian as a broker in these transactions. Each of the Funds may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least
100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. A Fund will not lend more than 33 1/3% of the value of the Fund's total assets. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending
Fund. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss or rights in the securities lent should the borrower of the securities fail financially. A lending Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

    TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

    U.S. GOVERNMENT AGENCY OBLIGATIONS. Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the FHA and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.

    U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations, known as STRIPS that are transferable through the Federal book-entry system.

    U.S. TREASURY RECEIPTS. U.S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.

    VARIABLE OR FLOATING RATE INSTRUMENTS. Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. These instruments may involve a demand feature and may include variable amount master demand notes available through the Custodian. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of a Fund's Manager, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for each Fund. Each Fund's Manager will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

    In case of obligations which include a put feature at the option of the debt holder, the date of the put may be used as an effective maturity date for the purpose of determining weighted average portfolio maturity.

    WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

    WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. When-Issued securities are securities that involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing when-issued obligations results in leveraging, and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery. A Fund will establish a segregated account with the Custodian and maintain liquid assets in an amount at least equal in value to that Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund involved will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

    One form of when-issued or delayed-delivery security that a Fund may purchase is a TBA mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

    YANKEE OBLIGATIONS. Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the Securities and Exchange Commission ("SEC") or issue securities under Rule 144A of the 1933 Act, as amended. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations as obligations of foreign issuers, are subject to the same types of risks discussed in "Foreign Securities," above.

    The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

    ZERO COUPON AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and Receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy income distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

    CORPORATE AND MUNICIPAL ZERO COUPON SECURITIES. Corporate or Municipal zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.



                             INVESTMENT LIMITATIONS
FUNDAMENTAL POLICIES

The following investment restrictions are fundamental policies and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy. A Fund may, notwithstanding any fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as that Fund.


A Fund may not:


1. Purchase any securities which would cause more than 25% of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

2. Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes. The Fund may also borrow money from other persons to the extent permitted by applicable law .


3. Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs);


4. Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.


5. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.


6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC, or SEC staff interpretation.


7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.


     These investment restrictions and each Fund's "investment goal" stated as such in the Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

     In addition, each of the Diversified Growth, Diversified Value, Small Cap Growth, Small Cap Value, International Equity, and Tax-Exempt Bond Funds is diversified (as defined in the 1940 Act) and, therefore, may not:

1. With respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

NON-FUNDAMENTAL POLICIES.

The following policies are non-fundamental and may be changed without shareholder approval.

A Fund may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

     Under rules and regulations established by the SEC, a Fund is typically prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total Fund's assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. However, certain Funds may rely upon SEC exemptive orders issued to the Trust which permit the Funds to invest in other investment companies beyond these percentage limitations. A Fund's purchase of such investment company securities results in the bearing of expenses such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

     Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid securities) apply at the time of purchase. These limitations are non-fundamental and may be changed by the Trust's Board of Trustees without a vote of shareholders.

                                SERVICE PROVIDERS

THE ADMINISTRATOR

         The Trust and SEI Investments Mutual Funds Services ("SEI" or the "Administrator") have entered into an Administration Agreement ("the Administration Agreement") dated August 1, 2000. Pursuant to the
Administration Agreement, SEI provides the Trust with overall administrative services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent.


    The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SEI Management"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Management and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

    For its administration services, SEI is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

NAME OF FUND
                                                             ADMINISTRATION FEES
Diversified Value Fund                                        0.08%
Diversified Growth Fund                                       0.08%
Select Value Fund                                             0.08%
Select Growth Fund                                            0.08%
Small Cap Value Fund                                          0.08%
Small Cap Growth Fund                                         0.08%
Family Heritage-Registered Trademark- Fund                    0.08%
International Equity Fund                                     0.08%
Government/Corporate Bond Fund                                0.08%
Tax-Exempt Bond Fund                                          0.08%


         This Administration Agreement will become effective on August 1, 2000, and shall remain in effect for an initial term of five (5) years from that date and, thereafter, for successive renewal terms of two (2) years each, unless and until the Agreement is terminated. The Administration Agreement may be terminated only: (a) by the mutual written agreement of the Administrator and the Trust; (b) by the Administrator or the Trust at the end of the initial term or the end of the any renewal term on ninety (90) days' written notice; (c) by the Administrator of the Trust on such date as is specified in written notice given by the terminating party, in the event of a material breach of the Administration Agreement by the other party (including failure to meet the Service Standards during a rolling six (6) month period), provided the terminating party has notified the other party of such breach at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; (d) effective upon the liquidation of the Administrator; or (e) as to any Fund or the Trust, effective upon the liquidation of such Fund or the Trust, as the case may be.


         The Administration Agreement provides that SEI shall, with certain exceptions, not be liable for any error or judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SEI in the performance of its duties or from reckless disregard of its duties and obligations thereunder.


THE ADVISER AND MANAGERS

         Pitcairn Investment Management ("Pitcairn" or the "Adviser") is a division of Pitcairn Trust Company. The principal business address of Pitcairn is One Pitcairn Place, Suite 3000, Jenkintown Pennsylvania, 19046. Pitcairn Trust Company was founded in 1987, and is a state-chartered trust company formed for the purposes of conducting a general trust company business with the power to act, alone or with others, as fiduciary, investment adviser, custodian of property and agent or attorney-in-fact. Affiliates of Pitcairn have provided family office services, including investment advice, to high net worth individuals and their related trusts for more than 75 years. The Adviser was formed as a division of Pitcairn Trust Company in 2000 in order to provide investment advisory and Manager selection services to the Trust. Further information about PTC is set forth under "Control Persons and 5% Shareholders."


    As a bank, within the meaning of the Investment Advisers Act of 1940, as amended, PTC is currently not required to register with the Securities and Exchange Commission as an investment adviser, and is not so registered. On or before May 12, 2001, banks serving as advisers to mutual funds will be required to register with the Securities and Exchange Commission as investment advisers. It is intended that Pitcairn will register as a separately identifiable division within PTC. Alternately, PTC may set up a subsidiary to serve as the Adviser to the Funds, which would employ the same personnel subject to the same supervision and control as Pitcairn.


    Pitcairn is the investment adviser for each of the Funds. As Adviser, Pitcairn is responsible for the day-to-day investment management for those Funds for which it also serves as Manager, and oversees the performance of specialty Managers engaged for specific Funds. Pitcairn has engaged Oechsle International Advisors LLC ("Oechsle") as the Manager for the International Equity Fund, Standish, Ayer & Wood, Inc. ("Standish") as the Manager for the Small Cap Growth Fund, and Sands Capital Management, Inc. ("Sands") as the Manager for the Select Growth Fund.


    Subject to Board review, Pitcairn engages Managers, monitors and evaluates Manager performance, and oversees Manager compliance with the Funds' investment objectives, policies and restrictions. Pitcairn selects Managers for the Funds based primarily upon the research and recommendations of Pitcairn and consultants engaged by it, quantitative and qualitative analysis of a Manager's skills and investment results in managing assets for specific asset classes, investment styles and strategies. Pitcairn pays all of its expenses arising from the performance of its obligations under the Advisory Agreement, including all fees payable to any Manager and executive salaries and expenses of the Trustees and Officers of the Trust who are employees of the Adviser or its affiliates. Payments are made to the Manager on the fourth business day of each month for the preceding month or portion thereof.


    For its advisory services, Pitcairn is entitled to a fee, which is calculated and accrued daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of each Fund):


Diversified Value Fund                               0.70%
Diversified Growth Fund                              0.70%
Select Value Fund                                    0.70%
Select Growth Fund                                   0.85%
Small Cap Value Fund                                 0.70%
Small Cap Growth Fund                                0.95%
Family Heritage -Registered Trademark- Fund          0.90%
International Equity Fund                            0.95%
Government/Corporate Bond Fund                       0.40%
Tax Exempt Bond Fund                                 0.30%


    Pitcairn pays each Manager's fee out of its advisory fee, which fee shall be calculated and accrued daily and paid monthly based on a percentage of the average daily net asset value of the Fund's assets as follows:


Small Cap Growth Fund                                0.70%
Select Growth Fund                                   0.40%
International Equity Fund                            0.40%

    The Advisory Agreement and the Sub-Advisory Agreements (between
Pitcairn and a Manager for a Fund) provide that Pitcairn (or the Manager) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.


    After an initial two year term, the continuance of each Advisory and Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.


    The Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Trustees, including a majority of the Independent Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any affected Fund, by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days' written notice to the Adviser, or by Adviser on sixty (60) days' written notice to the Trust. Each of the Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, (A) by the Adviser at the direction of the Board of Trustees, including a majority of the Independent Trustees, (B) by the vote of a majority of the outstanding voting securities of the Fund, on thirty (30) days' written notice to the Adviser and the Manager, or (C) by the Adviser or the Manager on thirty (30) days' written notice to the Trust and the other party. Each of the Advisory Agreement or the Sub-Advisory Agreements will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or, in the case of the Sub-Advisory Agreements, in the event that the Advisory Agreement between the Adviser and the Trust is assigned or terminates for any other reason.


    Pitcairn and the Trust will seek an exemptive order from the SEC that permits Pitcairn, with the approval of the Trust's Board of Trustees, to retain Managers unaffiliated with Pitcairn for the Funds without submitting the Sub-Adviser agreements to a vote of the Fund's shareholders. The exemptive relief will permit Pitcairn to disclose only the aggregate amount payable by Pitcairn to the Managers under all such Sub-Adviser agreements for each Fund. Pitcairn will notify shareholders of a Fund in the event of any addition or change in the identity of a Manager.

         OECHSLE INTERNATIONAL ADVISORS, LLC

         Pursuant to the Sub-Advisory Agreement between the Adviser and Oechsle International Advisors, LLC, Oechsle acts as Manager to the International Equity Fund. In this capacity, Oechsle, subject to the supervision and control of the Adviser and the Trustees of the Trust, manages that Fund's portfolio investments, consistently with its investment objective, and executes any of that Fund's investment policies that it deems appropriate to utilize from time to time. Singleton Dewey Keesler, Jr., Stephen Patrick Langer, Lawrence Sean Roche, and Warren Robbins Walker each serve on the Executive Committee of Oechsle and each owns in excess of 5% of Oechsle. Oechsle's principal place of business is One International Place, Boston, Massachusetts 02110. For its services as Manager to the International Equity Fund, Pitcairn will pay Oechsle compensation at the annual rate of 0.40% of the average daily value of that Fund's assets, as calculated in accordance with the computation of net asset value, and accrued on a daily basis.

         STANDISH, AYER & WOOD, INC.

         Pursuant to the Sub-Advisory Agreement between the Adviser and Standish, Ayer & Wood, Inc., Standish acts as Manager to the Small Cap Growth Fund. In this capacity, Standish, subject to the supervision and control of the Adviser and the Trustees of the Trust, manages that Fund's portfolio investments, consistently with its investment objective, and executes any of that Fund's investment policies that it deems appropriate to utilize from time to time. The following, constituting all of the Directors and all of the shareholders of Standish, are Standish controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, David H. Cameron, Karen K. Chandor, D. Barr Clayson, Lavinia B. Chase, W. Charles Cook, Joseph M. Corrado, Richard C. Doll,
Dolores S. Driscoll, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Catherine A. Powers, Howard B. Rubin, Austin C. Smith, Thomas P. Sorbo,
David C. Stuehr, Ralph S. Tate, Michael W. Thompson and Richard S. Wood. Standish's principal place of business is One Financial Center, Boston, Massachusetts 02111. For its services as Manager to the Small Cap Growth
Fund, Pitcairn will pay Standish compensation at the annual rate of 0.70% of the average daily value of that Fund's assets, as calculated in accordance with the computation of net asset value, and accrued on a daily basis.

         SANDS CAPITAL MANAGEMENT, INC.

         Pursuant to the Sub-Advisory Agreement between the Adviser and Sands Capital Management, Inc., Sands acts as Manager to the Select Growth Fund. In this capacity, Sands, subject to the supervision and control of the Adviser and the Trustees of the Trust, manages that Fund's portfolio investments, consistently with its investment objective, and executes any of that Fund's investment policies that it deems appropriate to utilize from time to time. Frank M. Sands, Marjorie R. Sands and William L. Johnson control Sands. Sands's principal place of business is 1100 North Glebe Road, Suite 1000, Arlington, Virginia 22201. For its services as Manager to the Select Growth Fund, Pitcairn will pay Sands compensation at the annual rate of 0.40% of the average daily value of that Fund's assets, as calculated in accordance with the computation of net asset value, and accrued on a daily basis.

         EXPENSE LIMITATION ARRANGEMENT

         PTC has entered into an Expense Limitation Agreement with the Trust in order to maintain the expenses of the Funds at certain levels. Pursuant to that Expense Limitation Agreement, PTC has agreed to reduce its fees and to assume other expenses of each Fund, if necessary, in an amount that limits the Total Annual Operating Expenses, which is net of securities lending revenue, if any, and exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses, to not more than the amounts listed below measured as a percentage of the particular Fund's average daily net assets.

Diversified Value Fund                               1.00%
Diversified Growth Fund                              1.00%
Select Value Fund                                    1.00%
Select Growth Fund                                   1.15%
Small Cap Value Fund                                 1.00%
Small Cap Growth Fund                                1.25%
Family Heritage-Registered Trademark- Fund           1.20%
International Equity Fund                            1.25%
Government/Corporate Bond Fund                       0.70%
Tax-Exempt Bond Fund                                 0.60%


         Under the Expense Limitation Agreement, the Trust, on behalf of a particular Fund, may, at a later date, reimburse PTC, in whole or in part, for investment advisory fees waived or reduced and other payments made by PTC with respect to that particular Fund provided: (i) that Fund's total assets are greater than $10 million; (ii) the Advisory Agreement is still in effect for that Fund; (iii) the estimated aggregate Fund Operating Expenses of that Fund are less than the Operating Expense Limit for that year; and (iv) the Board of Trustees has approved such reimbursement. The total amount of reimbursement to which PTC shall be entitled shall equal, at any time, the sum of all investment advisory fees previously waived or reduced by PTC and all other payments made by PTC during any of the previous two (2) fiscal years, less any reimbursement previously paid by such Fund to PTC.


         The Expense Limitation Agreement, with respect to the each of the Funds, shall have an initial term until October 31, 2003, and from year to year thereafter provided each such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to the Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Agreement. Nevertheless, the Agreement may be terminated by the Trust or PTC, without payment of any penalty, upon the provision of a written notice of not less than ninety (90) days prior to October 31, 2003 to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Independent Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.


THE TRANSFER AGENT

         The Trust and State Street Bank and Trust Company (the "Transfer Agent" or "State Street") have entered into a Transfer Agency and Service Agreement (the "Transfer Agency Agreement") dated August 1, 2000. Pursuant to the Transfer Agency Agreement, State Street serves as the transfer agent for the Trust and Boston Financial Data Services, Inc. (the "Servicing Agent"), a wholly-owned subsidiary of State Street, serves as the Transfer Agent's servicing agent. Under the Transfer Agency Agreement, State Street or the Servicing Agent will perform the following services: receive for acceptance, orders for the purchase of shares, and promptly deliver payment and appropriate document thereof to the Custodian; pursuant to purchase orders, issue the appropriate number of shares and hold such shares in the appropriate shareholder account; receive for acceptance redemption requests and redemption directions and deliver the appropriate documentation thereof to the Custodian; in respect to the aforementioned transactions, the Transfer Agent shall execute transactions directly with broker-dealers authorized by the Fund; at the appropriate time as and when it receives monies paid to it by the Custodian with respect to any redemption, pay over or cause to be paid over in the appropriate manner such monies as instructed by the redeeming shareholders; effect transfers of shares by the registered owners thereof upon receipt of appropriate instructions; prepare and transmit payments for dividends and distributions declared by the Trust; issue replacement certificates (if issued) for those certificates alleged to have been lost, stolen or destroyed upon receipt by the Transfer Agent of indemnification satisfactory to the Transfer Agent and protecting the Transfer Agent and the Trust, and the Transfer Agent at its option, may issue replacement certificates in place of mutilated stock certificates upon presentation thereof and without such indemnity; maintain records of account for and advise the Trust and its shareholders as to the foregoing; and record the issuance of shares of the Funds and maintain pursuant to SEC Rule 17Ad-10(e) a record of the total number of shares of each Fund which are authorized, based upon data provided to it by the Trust, and issued and outstanding. The Transfer Agent shall also provide the Trust on a regular basis with the total number of shares which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of shares, to monitor the issuance of such shares or to take cognizance of any laws relating to the issue or sale of such shares, which functions shall be the sole responsibility of the Trust.

         For its services, the Transfer Agent is entitled to fees of $15,000 for the first year of services and $17,000 every year thereafter. In addition, the Transfer Agent is compensated $20 per account per year and $1.80 to close any account.

         The Transfer Agency Agreement provides that State Street shall not be responsible for, and the Trust shall indemnify and hold the Transfer Agent harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to: (a) all actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to the Transfer Agency Agreement (including the defense of any law suit in which the Transfer Agent or affiliate is a named party), provided that such actions are taken in good faith and without negligence or willful misconduct; (b) the Trust's lack of good faith, negligence or willful misconduct; (c) the reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, stock certificates or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Trust, and which have been prepared, maintained or performed by the Trust or any other person or form on behalf of the Trust including but not limited to any broker-dealer, third party administrators or previous transfer agent; (ii) any instructions or requests of the Trust or any of its officers; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under the Transfer Agency Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, or signed by the proper person or persons; (d) the offer or sale of shares in violation of federal or state securities laws or regulations requiring that such shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares; (e) the negotiation and processing of any checks including without limitation for deposit into the Trust's demand deposit account maintained by the Transfer Agent; or (f) upon the Trust's request entering into any agreements required by the National Securities Clearing Corporation (the "NSCC") for the transmission of Trust or shareholder data through the NSCC clearing systems. Upon the assertion of a claim for which the Trust may be required to indemnify the Transfer Agent, the Transfer Agent will promptly notify the Trust of such assertion, and will keep the Trust advised with respect to all developments concerning such claim. The Trust will have the option to participate with the Transfer Agent in the defense of such claim or to defend against such claim in its own name or in the name of the Transfer Agent. The Transfer Agent will in no case confess any claim or make any compromise in any case in which the Trust may be required to indemnify the Transfer Agent except with the Trust's prior written consent.

         The initial term of the Transfer Agency Agreement is two years unless it is terminated sooner according to the terms of that Agreement. Thereafter, unless a terminating party gives written notice to the other party 120 days before the expiration of the initial term, the Transfer Agency Agreement will renew automatically from year to year. The Transfer Agent and the Trust may renegotiate the fees payable under the Transfer Agency Agreement 120 before the expiration of the initial term or any subsequently renewed term. The Transfer Agency Agreement may be terminated prior to the end of a term and without the required notice. However, in the event of such an early termination, the Transfer Agency Agreement provides that the fees payable to the Transfer Agent shall be calculated as if the services had been performed by the Transfer Agent until the expiration of the then current term and calculated at the asset and/or shareholder account levels, as the case may be, on the date notice of termination was given to the Transfer Agent, and the payment of all fees to the Transfer Agent will be accelerated to the business day immediately prior to the conversion to a new service provider or termination of services.

THE DISTRIBUTOR

     SEI Investments Distribution Co. (the "Distributor"), located at One Freedom Valley Drive, Oaks, Pennsylvania, 19456, a wholly owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), dated August 1, 2000, with respect to shares of the Funds. The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons of the Trust and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not less than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor distributes the Funds' securities on a best efforts basis in a continuous offering of the Fund's securities.


SHAREHOLDER SERVICES PLAN
The Board of Trustees of the Trust has adopted a Shareholder Services Plan (the "Plan") for the purpose of paying for shareholder servicing activities which may include: providing personal services or account maintenance services; receiving, aggregating and processing purchase and redemption orders; providing and maintaining retirement plan records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining account records and providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing subaccounting services for Fund shares held beneficially; forwarding shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners; performing daily investment ("sweep") functions for shareholders; providing investment advisory services; and general account administration activities.



Pursuant to the Plan, each Fund is authorized to pay to any person who enters into a shareholder services agreement with the Fund (an "Authorized Service Provider"), which may include PTC or its affiliates, as compensation for service activities rendered by the Authorized Service Provider to shareholders of a Fund, a shareholder service fee at the rate of 0.25% on an annual basis of the average daily net asset value of shares of the Fund (the "Plan Fee"). Such Plan Fee is calculated daily and paid monthly or at such other intervals as the Board shall determine. An Authorized Service Provider is authorized to pay its affiliates or independent third party service providers for performing service activities consistent with this Plan. All expenses incurred by the Funds in connection with the shareholder services agreements and the implementation of the Plan shall be borne entirely by the holders of the shares of the particular Fund involved and will result in an equivalent increase to each Fund's Total Annual Fund Operating Expenses.



SHAREHOLDER SERVICES AGREEMENT
The Board of Trustees of the Trust has adopted a Shareholder Services Agreement (the "Agreement") whereby PTC provides certain shareholder services which may include: subaccounting for all Fund share transactions at the shareholder level; crediting distributions from the Funds to shareholder accounts; determining amounts to be reinvested in the Funds; assisting customers in changing account options, account designations and account addresses; and disseminating tax information and mailing Fund information, such as prospectuses and annual and semi-annual reports to beneficial owners of the subject shares. This Agreement may be terminated by either party to the Agreement by a vote of the Plan Trustees (as defined in the Shareholder Services Plan) or by vote of a majority of the outstanding shareholders of a Fund with respect to any Fund at any time without payment of penalty.


Pursuant to this Agreement, each Fund is authorized to pay PTC a quarterly service fee at an annual rate of 0.25% of the average net asset value of the shares of the Fund. All expenses incurred by the Funds in connection with the Agreement and the implementation of the Plan shall be borne entirely by the holders of the shares of the particular Fund involved and will result in an equivalent increase to each Fund's Total Annual Fund Operating Expenses.

                       TRUSTEES AND OFFICERS OF THE TRUST

    The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

    The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of the individuals listed below is Pitcairn Trust Company, One Pitcairn Place, Suite 3000, Jenkintown Pennsylvania 19046. All executive officers of the Trust are affiliates of Pitcairn Trust Company or Pitcairn Investment Management.

Name & Date of Birth                  Position Held with Trust            Principal Occupation(s)
-------------------------------------------------------------------------------------------------------------------------
Alvin A. Clay III*                    Trustee, President and               Chief Executive Officer (since November
October 2, 1957                       Chief Executive Officer              1999), President and Director, Pitcairn Trust
                                                                           Company; President and Director, Pitcairn
                                                                           Trust Company
-------------------------------------------------------------------------------------------------------------------------
Dirk Junge*                           Trustee, Chairman and Vice           Chairman and CEO Pitcairn Company;
January 31, 1949                      President                            Chairman, Pitcairn Trust Company
-------------------------------------------------------------------------------------------------------------------------
Carleton A. Holstrom                  Trustee                              Private investor since April, 1995; Chief
August 18, 1935                                                            Financial Officer, Scientific Learning
                                                                           Corporation, Berkeley, CA from January 1994
                                                                           to March 1995; Director, Custodial Trust
                                                                           Company, Princeton, NJ; Director,
                                                                           Scientific Learning Corporation
-------------------------------------------------------------------------------------------------------------------------
George M. Chamberlain, Jr., Esq.      Trustee                              Attorney in private practice since July 1999;
February 13, 1947                                                          prior to that time Senior Vice President and
                                                                           General Counsel, Delaware Management
                                                                           Holdings, Inc. and the Delaware Investments
                                                                           Companies and Funds
-------------------------------------------------------------------------------------------------------------------------
James R. Wood                         Trustee                              Consultant since March 2000; President STI
April 15, 1939                                                             Capital Management, from September 1995 to
                                                                           February 15, 2000; Executive Vice President,
                                                                           Franklin/Templeton Funds, October 1988 to
                                                                           September 1995
-------------------------------------------------------------------------------------------------------------------------
William C. McCormick                  Vice President, Chief Financial      Executive Vice President (since July 1998),
June 22, 1959                         Officer and Treasurer                Chief Financial Officer and Treasurer,
                                                                           Pitcairn Company and Pitcairn Trust Company
-------------------------------------------------------------------------------------------------------------------------
Dain Kistner**                        Vice President and Assistant         Assistant Vice President, Pitcairn Trust
August 25, 1970                       Treasurer                            Company (since November 1999); Vice President
                                                                           of Marketing, Bedminster Bioconversion
                                                                           Corporation from August 1996 through November
                                                                           1999; Information Systems Analyst, The Hillsdale
                                                                           Group from 1993 to 1996.
-------------------------------------------------------------------------------------------------------------------------
Lawrence R. Bardfeld                  Vice President and Secretary         Executive Vice President (since July 1998),
May 17, 1947                                                               Corporate Counsel and Secretary,  Pitcairn
                                                                           Company and Pitcairn Trust Company
-------------------------------------------------------------------------------------------------------------------------
Averill R. Jarvis                     Vice President and Assistant         Senior Vice President and Associate General
June 29, 1950                         Secretary                            Counsel, Pitcairn Trust Company (since
                                                                           January 2000)
-------------------------------------------------------------------------------------------------------------------------
James R. Foggo                        Vice President and Assistant         Vice President and Assistant Secretary of SEI
June 3, 1964                          Secretary                            Investments since 1998. Vice President and
                                                                           Assistant Secretary of the Administrator and
                                                                           the Distributor since May 1999; Associate,
                                                                           Paul Weiss, Rifkind, Wharton & Garrison (law
                                                                           firm), 1998; Associate, Baker & McKenzie (law
                                                                           firm), 1995-1998.
-------------------------------------------------------------------------------------------------------------------------


 * Messrs. Junge and Clay are Trustees who may be deemed to be "interested persons" of the Trust as that term is defined in the 1940 Act ("Interested Trustees").

**   Dain Kistner is a nephew of Dirk Junge.

     Messrs. Holstrom, Chamberlain and Wood serve as members of the Audit Committee of the Trust.


     Messrs. Clay and Chamberlain serve as members of the Executive Committee of the Trust. The Executive Committee functions to act for the entire Board of Trustees between regularly scheduled meetings with such actions to be ratified at the next meeting of the full Board.


     Officers and Interested Trustees of the Trust do not receive any compensation from the Trust. The Trust pays the fees for Independent
Trustees. For the Trust's first fiscal year ending October 31, 2000, the Trust intends to pay to each of the Independent Trustees a pro rata portion of the annual retainer of $10,000 and a per meeting fee of $2,000, for services with respect to the ten funds comprising the Trust commencing in July, 2000.
In addition, the Trust will pay the Independent Trustees $250 for each telephonic meeting attended. The members of the Audit Committee will receive $250 for each meeting of that committee attended. Mr. Chamberlain shall receive a pro rata portion of an annual fee of $1,000 for serving as Chairman of the Audit Committee. The table below shows estimated amounts of compensation that will be paid to the Trustees by the Trust until October 31, 2000 (the end of the Trust's fiscal year).

                               COMPENSATION TABLE
                       (estimates for period ending 10/31/00)


----------------------------------------------------------------------------------
NAME OF PERSON, POSITION                       AGGREGATE COMPENSATION FROM TRUST
----------------------------------------------------------------------------------
Alvin  A.  Clay,   III,   Trustee  and                  0
President
----------------------------------------------------------------------------------
Dirk Junge, Trustee and Vice President                  0
----------------------------------------------------------------------------------
James R. Wood,                                        $5500
  Independent Trustee
----------------------------------------------------------------------------------
Carleton A. Holstrom,                                 $5500
  Independent Trustee
----------------------------------------------------------------------------------
George M. Chamberlain, Jr.,                           $6000
  Independent Trustee
----------------------------------------------------------------------------------


CODE OF ETHICS

    The Trust, the Adviser, each Manager and the Distributor have each adopted a Code of Ethics governing personal trading activities of certain of their personnel. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, subject to certain restrictions and are required to report certain transactions on a regular basis. The Trust, the Adviser, the Managers and the Distributor have developed procedures for administration of their respective Codes.


                                   PERFORMANCE

    From time to time, each Fund may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in such Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

                                  6
         Yield = 2[((a-b)/cd) + 1) - 1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


    The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:

                 N
         P(1 + T) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.


     Based on the foregoing, the average annual total returns for those Funds for the one, five, and ten year periods ended December 31, 1999 (or since inception), for those Funds whose prior performance (with adjustment) as a CTF is being carried forward, were as follows:


                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                     ---------------------------
                                                                                                 TEN YEARS
FUND                                                ONE YEAR               FIVE YEARS      (or since inception)
                                                    --------               ---------       --------------------
Family Heritage -Registered Trademark- Fund(1)        32.30%                 25.52%                16.25%
International Equity Fund(2)                          38.16%                 12.76%                12.71%
Government/Corporate Bond Fund(3)                     -2.97%                  7.05%                 6.77%
Tax-Exempt Bond Fund(4)                               -2.71%                  5.20%                 5.62%

-------------------------

(1) Commenced operations 1/1/1990; Portfolio restructured as of 4/1/1996.
(2) Commenced operations 7/1/1993; Portfolio restructured as of 4/1/1999.
(3) Commenced operations 1/1/1989.
(4) Commenced operations 10/1/1988; Portfolio restructured as of 1/1/1997.

    The Funds may, from time to time, compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

     The performance shown in this section for the periods prior to August 4, 2000 is based on the performance of predecessor common and collective trust funds and other accounts which are being converted into shares of the Funds. The performance has been adjusted to reflect estimated expenses of the Funds at the time of the conversion. The common and collective trust funds were not registered under the 1940 Act and were not subject to certain investment restrictions to which the Funds are subject. If the common and collective trust funds had been registered, their performance may have been adversely affected.


                           DETERMINATION OF SHARE PRICE


    The purchase and redemption price of shares is the net asset value of each share. A Fund's securities are valued by the Funds' Administrator pursuant to valuations provided by an independent pricing service (generally the last reported sale price). Fund securities listed on a securities exchange and securities listed on the NASDAQ national market for which market quotations are available are valued at the last reported sale price on each Business Day (defined as days on which the New York Stock Exchange is open for business ("Business Day") or, if there is no such reported sale, at the last reported bid price. Securities listed on a foreign exchange are valued at the last quoted sale price and translated into U.S. dollars at the currency exchange rate quoted at the close of the London exchange. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. The pricing service may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

    Information about the market value of each portfolio security may be obtained by the Administrator from an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

    Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing shareholders in the Fund would experience a lower yield. The converse would apply during a period of rising interest rates.



                        PURCHASE AND REDEMPTION OF SHARES

     Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the New York Stock Exchange, the Adviser, the Manager, the Distributor, and/or the Custodian are not open for business.

                                      TAXES

     Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term gain, regardless of how long a shareholder has held Fund shares.

The current maximum tax rate on long-term capital gain applicable to individuals is 20%. Net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

FOREIGN TAXES

A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's shareholders. The International Equity Fund intends to take this approach. For any year for which the International Equity Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the International Equity Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to "pass through" foreign taxes to shareholders, the International Equity Fund will notify shareholders within 60 days after the close of the International Equity Fund's taxable year of the amount of such taxes and the sources of its income.

Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of the International Equity Fund's income flows through to its shareholders. With respect to the International Equity Fund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the International Equity Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the International Fund. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

TAX-EXEMPT INCOME

The Tax-Exempt Bond Fund intends to invest a sufficient amount of its assets in municipal securities to qualify to distribute "exempt-interest dividends" (as defined in the Code) to shareholders. The Tax-Exempt Bond Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of the Tax-Exempt Bond Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes. The Tax-Exempt Bond Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Tax-Exempt Bond Fund earns income which is not eligible to be so designated, the Tax-Exempt Bond Fund intends to distribute such income. Such distributions will be subject to federal, state and local taxes, as applicable, in the hands of shareholders.

Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" (as defined in the Code). A "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Tax-Exempt Bond Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities that are substantial users of facilities financed by private activity bonds or "related persons' of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family owns indirectly in aggregate more than 50% of the equity value of the substantial user.

Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Tax-Exempt Bond Fund's adviser attempts to determine that any security it contemplates purchasing on behalf of the Tax-Exempt Bond Fund is issued with an opinion indicating that interest payments will be exempt from federal and (as applicable) state tax, neither the Adviser nor the Tax-Exempt Bond Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

DISPOSITIONS

Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder's gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

BACKUP WITHHOLDING

Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

FUND INVESTMENTS

MARKET DISCOUNT. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by such a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES. Under certain circumstances, a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30to day after the close of the taxable year, if certain conditions are met.

SECTION 988 GAINS OR LOSSES. Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of such a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. A Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

                             PORTFOLIO TRANSACTIONS

    The Trust has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Managers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Managers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

    It is possible that the Funds may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules and regulations of the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Funds may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Funds' expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

    The portfolio turnover rates for each Fund for the first fiscal year are expected to be as follows, but may deviate from these expected ranges:

Diversified Value Fund                            25-35%
Diversified Growth Fund                           50-60%
Select Growth Fund                                30%
Small Cap Value Fund                              40-50%
Small Cap Growth Fund                             100% (including cash management transactions)
Select Value Fund                                 40-50%
Family Heritage-Registered Trademark- Fund        25-35%
International Equity Fund                         50%
Government/Corporate Bond Fund                    35%
Tax-Exempt Bond Fund                              33%

    Consistent with their duty to obtain best execution, the Managers may allocate brokerage or principal business to certain broker-dealers in recognition of the sale of Fund shares. In addition, a Fund's Manager may place portfolio orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.


    The Trust does not expect to use one particular broker or dealer, but a Fund's Manager may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to that Manager. Such services may include analysis of the business or prospects of a company, industry or economic sector or statistical and pricing services. Information so received by the Managers will be in addition to and not in lieu of the services required to be performed by a Fund's Manager under the Advisory and Sub-Advisory Agreements. If in the judgment of a Fund's Manager, the Fund, or other accounts managed by the Fund's Manager, will be benefited by supplemental research services, the Fund's Manager is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of a Fund's Manager will not necessarily be reduced as a result of the receipt of such supplemental information.



    It can be anticipated that the Manager for each Fund will place concurrent orders for the Fund and other accounts for which the Manager has investment discretion, including other Funds. Transactions effected pursuant to such combined orders are allocated in accordance with the purchase or sale orders actually placed for each Fund or advisory account, on a pro rata basis.

                              DESCRIPTION OF SHARES

    The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of portfolios without shareholder approval. Share certificates representing the shares will not be issued.

                        LIMITATION OF TRUSTEES' LIABILITY

    The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, not for any neglect or wrongdoing of any officer, agent, employee or administrator of the Trust. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust to the fullest extent permitted by law. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                                     VOTING

    Each share held entitles the shareholder of record to one vote. Where a matter pertains solely to one or more Funds, only the shareholders of such Fund or Funds will be entitled to vote. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, and does not intend to hold such meetings, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders by a vote of two-thirds of the outstanding shares of the Trust at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

    Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.


                       CONTROL PERSONS AND 5% SHAREHOLDERS

     As of August 2, 2000, PTC was the sole shareholder of each Fund. PTC is a Pennsylvania chartered trust company with principal offices at One Pitcairn Place, Suite 3000, Jenkintown, PA 19046. PTC is a wholly-owned subsidiary of Pitcairn Company, a Pennsylvania corporation, which in turn is a wholly-owned subsidiary of Pitcairn Group L. P., a Delaware limited partnership.



     The following individuals may be deemed to be beneficial owners of greater than 25% of the outstanding voting securities (limited partnership interests) in Pitcairn Group L. P. (the "Units") by virtue of sharing the power to vote or dispose of Units in their capacity as co-trustees.

    Dirk Junge, a Vice President and Trustee of the Trust, may be deemed to have or share the power to vote or dispose of approximately 31.4% of the Units by virtue of Units owned directly by Mr. Junge, his wife, and trusts for which he serves as Trustee or Co-Trustee and partnerships for which he serves as general partner. Mr. Junge is Chairman of Pitcairn Trust Company and Chairman and CEO of Pitcairn Company which is the general partner of Pitcairn Group L. P. Mr. Junge disclaims any beneficial interest other than in the Units owned directly by him and his spouse (less than 2.00% of the Units).


    Clark D. Pitcairn may be deemed to have or share the power to vote or dispose of approximately 29% of the Units by virtue of Units owned directly by Mr. Pitcairn, his minor children, and trusts for which he serves as Trustee or Co-Trustee. Mr. Pitcairn is a Director and Senior Vice President of Pitcairn Trust Company and a Director of Pitcairn Company which is the general partner of Pitcairn Group L. P. Clark D. Pitcairn disclaims any beneficial interest other than in the Units owned directly by him and his minor children (approximately 0.75% of the Units).


    Stephen Pitcairn may be deemed to have or share the power to vote or dispose of approximately 30% of the Units by virtue of Units owned directly by Mr. Pitcairn, his wife, and trusts for which he serves as Trustee or Co-Trustee. Mr. Pitcairn is a Director of Pitcairn Trust Company and Pitcairn Company which is the general partner of Pitcairn Group L. P. Stephen Pitcairn disclaims any beneficial interest other than in the Units owned directly by him and his wife (approximately 1.2% of the Units).


    After the conversions of certain common and collective trust funds and other accounts for which PTC serves as trustee, co-trustee, or in another fiduciary or custodial capacity (collectively, "a fiduciary capacity"), which transactions are expected to occur by August 11, 2000, PTC, in its fiduciary capacity for trusts and other accounts holding Fund shares, will be the record owner of virtually all the outstanding shares of each Fund, and will have or share power to vote or dispose of most of these shares. In most cases, voting these Fund shares will require the consent of the other co-trustees (for a majority of shares, persons who are Pitcairn family members or directors of PTC).




    Members of the Pitcairn family serve (in various combinations) as co-trustee with PTC on trusts that are expected to be the beneficial owners of shares of the Funds as of August 11, 2000 in connection with the conversions. As co-trustees these individuals will share voting power and the power to dispose of Fund shares with PTC and, as such, each individual co-trustee may be deemed to be the beneficial owner of more than 5% of the shares of each Fund. A list of the co-trustees and the percentage of shares of each Fund held as trustee is as follows (there is duplicative reporting of shares due to the overlapping nature of the co-trustees):

                            DIVERSIFIED VALUE  DIVERSIFIED GROWTH   SELECT VALUE    SELECT GROWTH    SMALL CAP VALUE
                            -----------------  ------------------   ------------    -------------    ---------------
Stephen Pitcairn                 20.92%               20.90%          21.01%           20.60%              21.31%

Clark D. Pitcairn                21.33%               21.22%          21.42%           20.99%              19.90%

Dirk Junge                       19.05%               19.04%          19.13%           18.75%              17.61%

Lachlan Pitcairn                 21.45%               21.43%          21.54%           21.10%              19.63%

Feodor U. Pitcairn               10.88%               10.87%          10.92%           10.70%              10.00%


                            SMALL CAP GROWTH      FAMILY HERITAGE   INTERNATIONAL EQUITY  GOV/CORP BOND     TAX-EXEMPT BOND
                            ----------------      ---------------   --------------------  -------------     ---------------
Stephen Pitcairn                 20.99%            20.61%                17.70%             0.00%               23.00%

Clark D. Pitcairn                19.61%            20.80%                 0.00%             0.00%               18.02%

Dirk Junge                       18.40%            18.40%                17.13%             0.00%               10.70%

Lachlan Pitcairn                 19.34%            21.34%                18.32%             0.00%               15.16%

Feodor U. Pitcairn                9.86%            10.58%                 9.87%             0.00%                5.97%


    Aside from Mr. Junge, whose ownership is described above, it is expected that after the conversions, Trustees and officers of the Trust, as a group, will own less than 1% of the outstanding shares of any Fund.


    With respect to both Units of Pitcairn Group and shares of the Funds, no single trust or account has (or will have immediately after the conversions), beneficial ownership of 5% or more of the outstanding voting securities of these entities, and there are no voting agreements in effect relating to these securities.

                                    CUSTODIAN

    The Northern Trust Company, (the "Custodian"), located at 50 South LaSalle Street, Chicago, Illinois 60675, acts as Custodian and wire agent of the assets. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.


                            INDEPENDENT ACCOUNTANTS

    The financial statements as of August 1, 2000 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                  LEGAL COUNSEL

    Dechert, 1775 Eye Street N.W., Washington, DC, 20006-2401, serves as counsel to the Trust.


    Stradley, Ronan, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103-7098, serves as counsel to the Independent Trustees of the Trust.

                                   APPENDIX A


                             DESCRIPTION OF RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

    The following descriptions of corporate bond ratings have been published by Moody's, S&P, Duff and Phelps, Inc. ("Duff"), Fitch Investor's Services, Inc. ("Fitch"), IBCA Limited ("IBCA") and Thomson BankWatch ("Thomson"), respectively.

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF S&P'S LONG-TERM RATINGS

INVESTMENT GRADE

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

DESCRIPTION OF DUFF'S LONG-TERM RATINGS

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+        High credit quality. Protection factors are strong.

AA- Risk is modest but may vary slightly from time to time because of economic conditions.

A+ Protection factors are average but adequate. However, A- risk factors are more variable and greater in periods of economic stress.

BBB+       Below average protection factors but still considered

BBB- sufficient for prudent investment. Considerable variability in risk during economic cycles.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

INVESTMENT GRADE BOND

AAA Bonds rated AAA are judged to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times greater than interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

AA Bonds rated AA are judged to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

DESCRIPTION OF IBCA'S LONG-TERM RATINGS

AAA Obligations rated AAA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA Obligations for which there is a very low expectation of investment risk are rated AA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

A Bonds rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB Bonds rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

DESCRIPTION OF THOMSON'S LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA Bonds rated AAA indicate that the ability to repay principal and interest on a timely basis is very high.

AA Bonds rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB Bonds rated BBB indicate an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

    The following descriptions of commercial paper ratings have been published by Moody's, Standard and Poor's, Duff and Phelps, Fitch, IBCA and Thomson BankWatch, respectively.

DESCRIPTION OF MOODY'S SHORT-TERM RATINGS

         PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  - Leading market positions in well-established industries.

                  - High rates of return on funds employed.

                  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P'S SHORT-TERM RATINGS


A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

DESCRIPTION OF DUFF'S SHORT-TERM RATINGS

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

    GOOD GRADE

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+"

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

DESCRIPTION OF IBCA'S SHORT-TERM RATINGS (UP TO 12 MONTHS)

A1+        Obligations supported by the highest capacity for timely repayment.

A1         Obligations supported by a strong capacity for timely repayment.

A2 Obligations supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

DESCRIPTION OF THOMSON'S SHORT-TERM RATINGS

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                                  PITCAIRN FUNDS
                       STATEMENTS OF ASSETS AND LIABILITIES
                                    AUGUST 1, 2000

                                                                                       PITCAIRN   PITCAIRN    PITCAIRN
                                                                             PITCAIRN   SMALL     SMALL        FAMILY
                                        PITCAIRN     PITCAIRN     PITCAIRN    SELECT    CAP       CAP       HERITAGE-Registered
                                       DIVERSIFIED  DIVERSIFIED   SELECT      GROWTH    VALUE     GROWTH      Trademark-
                                       VALUE FUND   GROWTH FUND  VALUE FUND    FUND     FUND      FUND          FUND
                                       -----------  -----------  ----------  --------  ---------  --------- -------------
Assets:
    Cash
    Deferred offering costs                $54,000      $68,000    $15,000    $15,000   $23,000    $21,000      $34,000
                                       -----------  -----------  ---------   --------  --------  ---------  -----------
          Total assets                      54,000       68,000     15,000     15,000    23,000     21,000       34,000
                                       -----------  -----------  ---------   --------  --------  ---------  -----------

Liabilities:
    Accrued offering costs                  54,000       68,000     15,000     15,000    23,000     21,000       34,000
                                       -----------  -----------  ---------   --------  --------  ---------  -----------
          Total liabilities                 54,000       68,000     15,000     15,000    23,000     21,000       34,000
                                       -----------  -----------  ---------   --------  --------  ---------  -----------

Net assets:                                $     0      $     0    $     0    $     0   $     0    $     0      $     0
                                       ===========  ===========  =========   ========  ========  =========  ===========
Shares outstanding                               0            0          0          0         0          0            0
                                       ===========  ===========  =========   ========  ========  =========  ===========

Net asset value, redemption
and offering price per share
(unlimited number of shares
of beneficial interest
authorized) applicable to
10,000 shares of beneficial
interest issued and outstanding            $     -      $     -    $     -    $     -   $     -    $     -      $     -
                                       ===========  ===========  =========   ========  ========  =========  ===========


                                                    PITCAIRN       PITCAIRN
                                                      TAX         GOVERNMENT/
                                        PITCAIRN      EXEMPT       CORPORATE
                                      INTERNATIONAL   BOND          BOND
                                          FUND         FUND          FUND
                                       ------------ ---------  -------------
Assets:
    Cash                                                            $100,000
    Deferred offering costs               $67,000    $34,000          14,000
                                       ----------  ---------   -------------
          Total assets                     67,000     34,000         114,000
                                       ----------  ---------   -------------

Liabilities:
    Accrued offering costs                 67,000     34,000          14,000
                                       ----------  ---------   -------------
          Total liabilities                67,000     34,000          14,000
                                       ----------  ---------   -------------

Net assets:                               $     0    $     0        $100,000
                                       ==========  =========   =============
Shares outstanding                              0          0          10,000
                                       ==========  =========   =============

Net asset value, redemption
and offering price per share
(unlimited number of shares
of beneficial interest
authorized) applicable to
10,000 shares of beneficial
interest issued and outstanding           $     -    $     -        $  10.00
                                       ==========  =========   =============

 The accompanying notes are an integral part of these financial statements.

                               PITCAIRN FUNDS
                        NOTES TO FINANCIAL STATEMENTS
                                AUGUST 1, 2000

1.  ORGANIZATION

Pitcairn Funds (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust was established as a Delaware business trust on March 24, 2000. Ten series of shares (the "Funds") have been established under the Trust's Declaration of Trust. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each Fund. The Funds have not commenced operations except those related to organizational matters and the sale of 10,000 shares of beneficial interest of the Pitcairn Government/Corporate Bond Fund on August 1, 2000 to Pitcairn Trust Company, a division of which, Pitcairn Investment Management, is the Funds' Investment Adviser (the "Adviser").

2.  ORGANIZATION COSTS, OFFERING COSTS AND TRANSACTIONS WITH AFFILIATES

Certain organizational costs incurred by the Funds have been paid by the Funds' Adviser. The Funds will not be required to reimburse the Adviser for the organization costs paid by the Adviser. Offering costs, including initial registration costs, have been deferred and will be charged to expense during the Funds' first year of operation.

Certain Trustees and officers of the Funds are also Directors and officers of the Funds' Adviser. These Trustees and officers of the Funds are paid no fees by the Funds for serving as either a Trustee or an officer of the Funds.

                  REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholder of Pitcairn Funds:

In our opinion, the accompanying statements of assets and liabilities present fairly, in all material respects, the financial position of Pitcairn Diversified Value Fund, Pitcairn Diversified Growth Fund, Pitcairn Select Value Fund, Pitcairn Select Growth Fund, Pitcairn Small Cap Value Fund, Pitcairn Small Cap Growth Fund, Pitcairn Family Heritage Fund, Pitcairn International Fund, Pitcairn Tax Exempt Bond Fund and Pitcairn Government/Corporate Bond Fund (constituting Pitcairn Funds, hereafter referred to as the "Trust") at August 1, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

August 1, 2000

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)(1)  Amended and Restated Declaration of Trust (1)

   (2)  Certificate of Trust (1)

(b)     By-laws (1)

(c) Certificates for shares are not issued. Articles III, V and VI of the Registrant's Amended and Restated Declaration of Trust and Article II of the Registrant's By-laws define the rights of holders of shares of beneficial interest

(d)(1) Investment Advisory Agreement between Pitcairn Funds and Pitcairn Investment Management, a division of Pitcairn Trust Company (1)

   (2) Investment Management Agreement between Pitcairn Trust Company and Oechsle International Advisors, LLC as Sub-Adviser to the International Equity Fund (1)

   (3) Investment Management Agreement between Pitcairn Trust Company and Standish Ayer & Wood, Inc. as Sub-Adviser to the Small Cap Growth Fund (1)

   (4) Investment Management Agreement between Pitcairn Trust Company and Sands Capital Management, Inc. as Sub-Adviser to the Select Growth Fund (1)

(e) Distribution Agreement between Pitcairn Funds and SEI Investments Distribution Co. (1)

(f)     N/A

(g)     Custody Agreement between Pitcairn Funds and Northern Trust Company. (1)

(h)(1) Administration Agreement between Pitcairn Funds and SEI Investments Mutual Funds Services (2)

   (2) Transfer Agency and Service Agreement between Pitcairn Funds and State Street Bank and Trust Company (1)

   (3) Expense Limitation Agreement between Pitcairn Funds and Pitcairn Trust Company (1)

   (4)  Form of Shareholder Services Agreement (1)

   (5)  Shareholder Services Plan (1)

(i) Legal Opinion of Dechert regarding the legality of the securities being registered (2)

(j)     Auditor's Consent of PricewaterhouseCoopers LLP (2)

(k)     N/A

(l) Subscription for the Purchase of Shares of Beneficial Interest of Pitcairn Funds (2)

(m)     N/A

(n)     N/A

(p)(1)  Code of Ethics of Pitcairn Trust Company (1)

   (2)  Code of Ethics of Oechsle International Advisors, LLC (1)

   (3)  Code of Ethics of Standish, Ayer & Wood, Inc. (1)

   (4)  Code of Ethics of Sands Capital Management, Inc. (1)

   (5)  Code of Ethics of SEI Investments Distribution Co. (1)

   (6)  Code of Ethics of the Pitcairn Funds (1)

(q)(1)  Power of Attorney of Alvin A. Clay III (1)

   (2)  Power of Attorney of Dirk Junge (1)

   (3)  Power of Attorney of George M. Chamberlain (1)

   (4)  Power of Attorney of Carleton A. Holstrom (1)

   (5)  Power of Attorney of James R Wood (1)

   (6)  Power of Attorney of William C. McCormick (1)

--------------------------------------



(1) Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A as filed on July 31, 2000.


(2) Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND


Pitcairn Trust Company ("PTC"), a Pennsylvania state-chartered trust company, is the sole initial Shareholder of each Fund of the Trust as of August 2, 2000. PTC is controlled by Pitcairn Company, a Pennsylvania Corporation, which, in turn, is controlled by Pitcairn Group, L.P., a Delaware limited partnership. Pitcairn Company serves as the General Partner to the following partnerships (which are organized under Pennsylvania laws unless otherwise indicated): Pitcairn International Stock Fund, L.P. (to be terminated), Pitcairn Taxable Fixed Income Investment Partnership, L.P. (to be terminated), Pitcairn Alternative Investment Fund, L.P. (Delaware), Pitcairn Private Equity Fund, L.P. and Pitcairn Group, L.P. (Delaware).



PTC, in connection with its business as a trust company, serves as sole trustee of a number of common and collective trust funds that are terminating with the commencement of operations of the Funds, and serves as sole or co-trustee to thousands of individual trusts.

ITEM 25.  INDEMNIFICATION


Reference is made to Article VII of the Registrant's Amended and Restated Declaration of Trust.


Reference is made to Article VII of the Distribution Agreement incorporated herein by reference and filed herewith as Exhibit (e).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Amended and Restated Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Pitcairn Investment Management ("Pitcairn" or the "Adviser") is a division of Pitcairn Trust Company ("PTC"), a state chartered trust company. The principal business address of Pitcairn is One Pitcairn Place, Suite 3000, Jenkintown Pennsylvania, 19046. Pitcairn Trust Company was founded in 1987, and is a state-chartered trust company formed for the purposes of conducting a general trust company business with the power to act, alone or with others, as fiduciary, investment adviser, custodian of property and agent or attorney-in-fact. Affiliates of PTC have provided family office services, including investment advice, to high net worth individuals and their related trusts for more than 75 years. The Adviser was formed as a division of Pitcairn Trust Company in order to provide investment advisory and Manager selection services to the Trust.



Feodor U. Pitcairn, a director of Pitcairn Company and PTC, is the founder and chief executive officer of Feodor Pitcairn Productions, LTD, a Pennsylvania film production company located at P.O. Box 305, Bryn Athyn PA 19009.



Information as to the directors and officers of the sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-advisers in the last two years, are included in their respective applications for registration as investment advisers on Form ADV as follows:
Oechsle International Advisors, LLC, File No. 801-56031; Standish,
Ayer & Wood, Inc., File No. 801-00584; Sands Capital
Management, Inc., File No. 801-36414.



ITEM 27.  PRINCIPAL UNDERWRITERS

(a) Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust                               July 15, 1982
SEI Liquid Asset Trust                               November 29, 1982
SEI Tax Exempt Trust                                 December 3, 1982
SEI Index Funds                                      July 10, 1985
SEI Institutional Managed Trust                      January 22, 1987
SEI Institutional International Trust                August 30, 1988
The Advisors' Inner Circle Fund                      November 14, 1991
CUFUND                                               May 1, 1992
STI Classic Funds                                    May 29, 1992
First American Funds, Inc.                           November 1, 1992
First American Investment Funds, Inc.                November 1, 1992
The Arbor Fund                                       January 28, 1993
The PBHG Funds, Inc.                                 July 16, 1993
The Achievement Funds Trust                          December 27, 1994
Bishop Street Funds                                  January 27, 1995
STI Classic Variable Trust                           August 18, 1995

ARK Funds                                            November 1, 1995
Huntington Funds                                     January 11, 1996
SEI Asset Allocation Trust                           April 1, 1996
TIP Funds                                            April 28, 1996
SEI Institutional Investments Trust                  June 14, 1996
First American Strategy Funds, Inc.                  October 1, 1996
HighMark Funds                                       February 15, 1997
Armada Funds                                         March 8, 1997
PBHG Insurance Series Fund, Inc.                     April 1, 1997
The Expedition Funds                                 June 9, 1997
Alpha Select Funds                                   January 1, 1998
Oak Associates Funds                                 February 27, 1998
The Nevis Fund, Inc.                                 June 29, 1998
The Parkstone Group of Funds                         September 14, 1998
CNI Charter Funds                                    April 1, 1999
The Armada Advantage Fund                            May 1, 1999
Amerindo Funds Inc.                                  July 13, 1999
Huntington VA Funds                                  October 15, 1999
Friends Ivory Funds                                  December 16, 1999
SEI Insurance Products Trust                         March 29, 2000

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Information as to the directors and officers of SEI Investments Distribution Co. (the "Distributor"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (CRD#10690) filed under the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference.

(c)     Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of Registrant, One Pitcairn Place, 165 Township Line Road, Suite 3000, Jenkintown, PA 19046-3593; at the offices of Oechsle International Advisors, LLC, One International Place, 23rd Floor, Boston, Massachusetts 02110; at the offices of Standish, Ayer & Wood, Inc., One Financial Center, Boston, Massachusetts 02111; and at the offices of Sands Capital Management, Inc., 1100 North Glebe Road, Suite 1000, Arlington, Virginia 22201. Records relating to the duties of the Custodian for the Registrant are maintained by The Northern Trust Company, 50 South La Salle Street, Chicago, Illinois 60675.

ITEM 29.  MANAGEMENT SERVICES

Not applicable.

ITEM 30.  UNDERTAKINGS

None

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 3 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jenkintown in the State of Pennsylvania on the 2nd day of August, 2000.

                                                     PITCAIRN TRUST COMPANY

                                   By:            /s/ Alvin A. Clay III
                                       ----------------------------------------
                                                      Alvin A. Clay III
                                          President And Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 3 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


                   SIGNATURE                                     TITLE                              DATE
           /s/ Alvin A. Clay III                      Trustee (President and Chief             August 2, 2000
------------------------------------------------           Executive Officer)
               Alvin A. Clay III
                                                                Trustee                        August 2, 2000
------------------------------------------------
                  Dirk Junge*
                                                                Trustee                        August 2, 2000
------------------------------------------------
             George M. Chamberlain*
                                                                Trustee                        August 2, 2000
------------------------------------------------
             Carleton A. Holstrom*
                                                                Trustee                        August 2, 2000
------------------------------------------------
                 James R. Wood*

          /s/ William C. McCormick                 Treasurer (Chief Financial Officer          August 2, 2000
------------------------------------------------     and Chief Accounting Officer)
              William C. McCormick


*By: /s/ Averill R. Jarvis
     -------------------------
         Averill R. Jarvis
         As Attorney-In-Fact**

** Powers of attorney for Trustees are incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of the Registrant on Form N-1A as filed on July 31, 2000.

                                    Exhibit Index

Exhibit                              Descriptions
-------                              ------------

(h)(1) Administration Agreement between Pitcairn Funds and SEI Investments Mutual Funds Services

(i) Legal Opinion of Dechert regarding the legality of the securities being registered

(j)       Auditor's Consent of PricewaterhouseCoopers LLP

(l) Subscription for the Purchase of Shares of Beneficial Interest of Pitcairn Funds

--------------------------------------